                                                       Registration No. 33-89188


                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                   ----------------

                          POST-EFFECTIVE AMENDMENT NO. 2 TO
                                       FORM S-6
                                   FOR REGISTRATION
                                        UNDER
                       THE SECURITIES ACT OF 1933 OF SECURITIES
                         OF UNIT INVESTMENT TRUSTS REGISTERED
                                    ON FORM N-8B-2

                                   ----------------

                      NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                                (EXACT NAME OF TRUST)

                    THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                                 (NAME OF DEPOSITOR)
                              720 EAST WISCONSIN AVENUE
                              MILWAUKEE, WISCONSIN 53202
            (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

         JOHN M. BREMER, SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                    THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                              720 EAST WISCONSIN AVENUE
                              MILWAUKEE, WISCONSIN 53202
                   (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)


    It is proposed that this filing will become effective
          immediately upon filing pursuant to paragraph (b)
    -----
      X   on April 30, 1997 pursuant to paragraph (b)
    -----
          60 days after filing pursuant to paragraph (a)(1)
    -----
          on (DATE) pursuant to paragraph (a)(1)
    ----- of Rule 485
          this post-effective amendment designates a new
    ----- effective date for a previously filed post-effective amendment


                                   ----------------


THE ISSUER HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE RULE 24f-2 NOTICE FOR THE ISSUER'S MOST RECENT FISCAL YEAR WAS FILED ON FEBRUARY 18, 1997.

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                    NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

                              CROSS-REFERENCE SHEET



     Cross reference sheet showing location in Prospectus of information required by Form N-8B-2.

     Item Number                             Heading in Prospectus
     -----------                             ---------------------

            1. . . . . . . . . . . . . . . . Cover Page
            2. . . . . . . . . . . . . . . . Cover Page; Northwestern Mutual
                                             Life
            3. . . . . . . . . . . . . . . . Not Applicable
            4. . . . . . . . . . . . . . . . Distribution of the Policies
            5  . . . . . . . . . . . . . . . The Account and its Divisions
            6  . . . . . . . . . . . . . . . The Account and its Divisions
            7  . . . . . . . . . . . . . . . Not Applicable
            8  . . . . . . . . . . . . . . . Not Applicable
            9  . . . . . . . . . . . . . . . Legal Proceedings
            10(a). . . . . . . . . . . . . . Other Policy Provisions:  OWNER
            10(b). . . . . . . . . . . . . . Annual Dividends
            10(c) and (d). . . . . . . . . . Death Benefit, Cash Value, Loans
                                             and Withdrawals, Right to Return
                                             Policy, Right to Exchange for a
                                             Fixed Benefit Policy, Payment Plans
            10(e). . . . . . . . . . . . . . Premiums, Paid-Up Insurance,
                                             Reinstatement
            10(f). . . . . . . . . . . . . . Voting Rights
            10(g). . . . . . . . . . . . . . Voting Rights, Substitution of Fund
                                             Shares and Other Changes
            10(h). . . . . . . . . . . . . . Voting Rights, Substitution of Fund
                                             Shares and Other Changes
            10(i). . . . . . . . . . . . . . Premiums, Death Benefit, Annual
                                             Dividends, Other Policy Provisions:
                                           Payment Plans
                                           -------------
            11 . . . . . . . . . . . . . . . The Account, The Fund, Index 500
                                             Stock Portfolio, Select Bond
                                             Portfolio, Money Market Portfolio,
                                             Balanced Portfolio, Growth and
                                             Income Stock Portfolio, GrowthStock
                                             Portfolio, Aggressive Growth Stock
                                             Portfolio, High Yield Bond
                                             Portfolio and International Equity
                                             Portfolio
            12 . . . . . . . . . . . . . . . The Fund
            13 . . . . . . . . . . . . . . . Summary, The Fund, Deductions and
                                             Charges, Distribution of the
                                             Policies
            14 . . . . . . . . . . . . . . . Requirements for Insurance
            15 . . . . . . . . . . . . . . . Premiums, Allocations to the
                                             Account
            16 . . . . . . . . . . . . . . . The Account, The Fund, Allocations
                                             to the Account
            17 . . . . . . . . . . . . . . . Same Captions as Items 10(a), (c),
                                             and (d)
            18 . . . . . . . . . . . . . . . The Account, Annual Dividends
            19 . . . . . . . . . . . . . . . Reports
            20 . . . . . . . . . . . . . . . Not Applicable

            21 . . . . . . . . . . . . . . . Loans and Withdrawals
            22 . . . . . . . . . . . . . . . Not Applicable
            23 . . . . . . . . . . . . . . . Not Applicable
            24 . . . . . . . . . . . . . . . Not Applicable
            25 . . . . . . . . . . . . . . . Northwestern Mutual Life
            26 . . . . . . . . . . . . . . . The Fund, Deductions and Charges
            27 . . . . . . . . . . . . . . . Northwestern Mutual Life
            28 . . . . . . . . . . . . . . . Management
            29 . . . . . . . . . . . . . . . Not Applicable
            30 . . . . . . . . . . . . . . . Not Applicable
            31 . . . . . . . . . . . . . . . Not Applicable
            32 . . . . . . . . . . . . . . . Not Applicable
            33 . . . . . . . . . . . . . . . Not Applicable
            34 . . . . . . . . . . . . . . . Not Applicable
            35 . . . . . . . . . . . . . . . Northwestern Mutual Life
            36 . . . . . . . . . . . . . . . Not Applicable
            37 . . . . . . . . . . . . . . . Not Applicable
            38 . . . . . . . . . . . . . . . Distribution of the Policies
            39 . . . . . . . . . . . . . . . Distribution of the Policies
            40 . . . . . . . . . . . . . . . The Fund
            41 . . . . . . . . . . . . . . . The Fund, Distribution of the
                                             Policies
            42 . . . . . . . . . . . . . . . Not Applicable
            43 . . . . . . . . . . . . . . . Not Applicable
            44 . . . . . . . . . . . . . . . The Fund, Requirements for
                                             Insurance, Premiums, Death Benefit,
                                             Cash Value
            45 . . . . . . . . . . . . . . . Not Applicable
            46 . . . . . . . . . . . . . . . Same Captions as Items 10(c) and
                                             (d)
            47 . . . . . . . . . . . . . . . Not Applicable
            48 . . . . . . . . . . . . . . . Not Applicable
            49 . . . . . . . . . . . . . . . Not Applicable
            50 . . . . . . . . . . . . . . . The Account
            51 . . . . . . . . . . . . . . . Numerous Captions
            52 . . . . . . . . . . . . . . . Substitution of Fund Shares and
                                             Other Changes
            53 . . . . . . . . . . . . . . . Not Applicable
            54 . . . . . . . . . . . . . . . Not Applicable
            55 . . . . . . . . . . . . . . . Not Applicable
            56 . . . . . . . . . . . . . . . Not Applicable
            57 . . . . . . . . . . . . . . . Not Applicable
            58 . . . . . . . . . . . . . . . Not Applicable
            59 . . . . . . . . . . . . . . . Financial Statements

PROSPECTUS


April 30, 1997


NORTHWESTERN
MUTUAL LIFE-REGISTERED TRADEMARK-
THE QUIET COMPANY-REGISTERED TRADEMARK-

[PHOTO]

Northwestern Mutual Variable CompLife-REGISTERED TRADEMARK-
       Variable Whole Life Policy
       with Additional Protection

CompLife-REGISTERED TRADEMARK- is a registered service mark of The
Northwestern Mutual
Life Insurance Company

Northwestern Mutual
Series Fund, Inc.

The Nortwestern Mutual
Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
(414) 271-1444

CONTENTS

                                                                            Page
                                                                            ----
Prospectus................................................................    1
Summary...................................................................    2
  Variable Life Insurance.................................................    2
  The Account and its Divisions...........................................    2
  The Policy..............................................................    2
    Premiums..............................................................    2
    Death Benefit.........................................................    2
    Cash Value............................................................    2
    Deductions and Charges................................................    2
      From Premiums.......................................................    2
      From Policy Value...................................................    3
      From the Assets of the Account and the Fund.........................    3
      Transaction Charges.................................................    3
      Surrender Charges...................................................    3
The Northwestern Mutual Life Insurance Company, Northwestern Mutual
 Variable Life Account and Northwestern Mutual Series Fund, Inc...........    4
  Northwestern Mutual Life................................................    4
  The Account.............................................................    4
  The Fund................................................................    4
    Index 500 Stock Portfolio.............................................    4
    Select Bond Portfolio.................................................    5
    Money Market Portfolio................................................    5
    Balanced Portfolio....................................................    5
    Growth and Income Stock Portfolio.....................................    5
    Growth Stock Portfolio................................................    5
    Aggressive Growth Stock Portfolio.....................................    5
    High Yield Bond Portfolio.............................................    5
    International Equity Portfolio........................................    5
Detailed Information About the Policy.....................................    5
  The Policy Design.......................................................    5
  Requirements for Insurance..............................................    6
  Premiums................................................................    6
  Death Benefit...........................................................    8
  Policy Value and Paid-Up Additional Insurance...........................    9
  Allocations to the Account..............................................    9
  Deductions and Charges..................................................    9
    Deductions from Premiums..............................................    9
    Charges Against the Policy Value......................................   10
    Charges Against the Account Assets....................................   11
    Transaction Charges...................................................   11

                                                                            Page
                                                                            ----
    Surrender Charges.....................................................   11
  Guarantee of Premiums, Deductions and Charges...........................   12
  Cash Value..............................................................   12
  Annual Dividends........................................................   12
  Loans and Withdrawals...................................................   13
  Excess Amount...........................................................   14
  Paid-Up Insurance.......................................................   14
  Reinstatement...........................................................   14
  Right to Return Policy..................................................   14
  Right to Exchange for a Fixed Benefit Policy............................   15
  Other Policy Provisions.................................................   15
    Owner.................................................................   15
    Beneficiary...........................................................   15
    Incontestability......................................................   15
    Suicide...............................................................   15
    Misstatement of Age or Sex............................................   15
    Collateral Assignment.................................................   15
    Payment Plans.........................................................   15
    Deferral of Determination and Payment.................................   15
  Voting Rights...........................................................   15
  Substitution of Fund Shares and Other Changes...........................   16
  Reports.................................................................   16
  Special Policy for Employers............................................   16
  Distribution of the Policies............................................   17
  Tax Treatment of Policy Benefits........................................   17
Other Information.........................................................   18
  Management..............................................................   18
  Regulation..............................................................   20
  Legal Proceedings.......................................................   20
  Registration Statement..................................................   20
  Experts.................................................................   20
Financial Statements......................................................   22
  Report of Independent Accountants (for year ended December 31, 1996)....   22
  Financial Statements of the Account for year ended December 31, 1996)...   23
  Financial Statements of Northwestern Mutual Life (for the three years
   ended December 31, 1996)...............................................   29
  Report of Independent Accountants (for the three years ended December
   31, 1996)..............................................................   42
Appendix..................................................................   43

PROSPECTUS

NORTHWESTERN MUTUAL VARIABLE COMPLIFE-REGISTERED TRADEMARK-

VARIABLE WHOLE LIFE POLICY WITH ADDITIONAL PROTECTION This prospectus describes the Variable CompLife-Registered Trademark- Policy (the "Policy") offered by The Northwestern Mutual Life Insurance Company. The Policy is designed to provide lifetime insurance coverage on the insured named in the Policy. Both the death benefit and the cash value provided by the Policy will vary daily to reflect the investment experience of Northwestern Mutual Variable Life Account (the "Account").

The owner of a Policy may allocate the net premiums to one or more of the nine divisions of the Account. The assets of each division will be invested in a corresponding Portfolio of Northwestern Mutual Series Fund, Inc. (the "Fund"). The prospectus for the Fund, attached to this prospectus, describes the investment objectives of the nine portfolios: the Index 500 Stock Portfolio, the Select Bond Portfolio, the Money Market Portfolio, the Balanced Portfolio, the Growth and Income Stock Portfolio, the Growth Stock Portfolio, the Aggressive Growth Stock Portfolio, the High Yield Bond Portfolio and the International Equity Portfolio.

The Policy provides for a scheduled premium payable at least annually, but the owner of a Policy may pay more than the scheduled amount. In some situations the owner may pay less than the scheduled amount. Northwestern Mutual Life guarantees that the death benefit will never be less than the Policy's initial amount of whole life insurance, regardless of the Account's investment experience, so long as scheduled premiums are paid when due and no Policy debt is outstanding. The Policy may include insurance which is guaranteed for only a specified number of years. There is no guaranteed minimum cash value.

In the early years of a Policy it is likely that the cash value will be less than the premium amounts accumulated at interest. This is because of the sales and insurance costs for a new Policy. Deductions for sales costs and administrative expenses are made from the cash values of Policies surrendered during the early Policy years. Therefore a Policy should be purchased only if the purchaser intends to keep it in force for a reasonably long period.

A Policy may be returned for a full refund for a limited period of time. See "Right to Return Policy", p. 14.

THE ASSETS OF THE HIGH YIELD BOND DIVISION OF THE ACCOUNT ARE INVESTED IN SHARES OF THE HIGH YIELD BOND PORTFOLIO OF THE FUND, WHICH INVESTS PRIMARILY IN FIXED INCOME SECURITIES THAT ARE RATED BELOW INVESTMENT GRADE BY THE MAJOR RATING AGENCIES. SUCH SECURITIES ARE SOMETIMES KNOWN AS "JUNK BONDS" AND ARE CONSIDERED SPECULATIVE. INVESTORS SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH SUCH INVESTMENTS, AS DESCRIBED IN THE FUND'S PROSPECTUS ATTACHED HERETO, AND SHOULD UNDERSTAND THAT HIGH YIELD FIXED INCOME SECURITIES ARE NOT APPROPRIATE FOR SHORT-TERM INVESTMENT PURPOSES.

IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH A VARIABLE LIFE INSURANCE POLICY. SEE DEDUCTIONS AND CHARGES AND CASH VALUE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUS FOR NORTHWESTERN MUTUAL SERIES FUND, INC. WHICH IS ATTACHED HERETO, AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                       --

SUMMARY

THE FOLLOWING SUMMARY PROVIDES A BRIEF OVERVIEW OF THE ACCOUNT AND THE POLICY. IT OMITS DETAILS WHICH ARE INCLUDED ELSEWHERE IN THIS PROSPECTUS AND THE ATTACHED FUND PROSPECTUS AND IN THE TERMS OF THE POLICY.

VARIABLE LIFE INSURANCE

Variable life insurance is cash value life insurance and is similar in many ways to traditional fixed benefit life insurance. Variable life insurance allows the policyowner to direct the premiums, after certain deductions, among a range of investment options. The variable life insurance death benefit and cash value vary daily to reflect the performance of the selected investments. Since a substantial part of the premium pays for the insurance risk of death a variable life insurance policy should not be considered unless the primary need is life insurance protection.

THE ACCOUNT AND ITS DIVISIONS

Northwestern Mutual Variable Life Account is the investment vehicle for the Policies. The Account has nine divisions. The owner of the Policy determines how net premiums are to be apportioned. Up to six divisions may be selected at any one point in time. The assets of each division are invested in a corresponding Portfolio of Northwestern Mutual Series Fund, Inc. The nine Portfolios are the Index 500 Stock Portfolio, the Select Bond Portfolio, the Money Market Portfolio, the Balanced Portfolio, the Growth and Income Stock Portfolio, the Growth Stock Portfolio, the Aggressive Growth Stock Portfolio, the High Yield Bond Portfolio and the International Equity Portfolio. The investment objectives of the Portfolios are briefly described herein. See "The Fund", p. 4. For additional information see the attached prospectus for the Fund.

THE POLICY

PREMIUMS The Policy provides for a scheduled premium for the Minimum Guaranteed Death Benefit and any Additional Protection purchased as part of the Policy. The Minimum Guaranteed Death Benefit is the initial amount of whole life insurance provided by the Policy. Additional Protection is insurance which does not have a lifetime guarantee, but is guaranteed for a specified period. The scheduled premium may include additional amounts to purchase variable paid-up additional insurance or to increase Policy Value. The scheduled premium also includes the amount required for any additional benefits that are purchased with the Policy. The Policy permits payment of optional unscheduled additional premiums, within limits, to purchase variable paid-up additional insurance or to increase Policy Value. Payment of premiums may be suspended if it is determined under a certain set of assumptions that the Policy Value is already sufficient to cover future insurance costs. Resumption of premiums may be required in the future if the Policy Value becomes insufficient. The Policy Value reflects investment experience as well as premiums paid and the cost of insurance and other charges. After a Policy is issued the amount of scheduled premiums may be increased, or decreased, within limits, at the option of the policyowner. Premiums are payable at least annually.

DEATH BENEFIT Northwestern Mutual Life guarantees that the Minimum Guaranteed Death Benefit provided by a Policy will be paid upon the death of the insured, regardless of investment experience, if scheduled premiums are paid when due and no Policy debt is outstanding. The death benefit will be increased by the amount of any Additional Protection in force. The Additional Protection is guaranteed for a period which depends on the sex and risk classification and age of the insured when the Policy is issued and on the proportions of Minimum Guaranteed Death Benefit and Additional Protection. The death benefit will also be increased by the amount of any variable paid-up additional insurance, any excess Policy Value and any amount needed to meet federal income tax requirements for life insurance.

CASH VALUE The cash value of a Policy is not guaranteed and varies daily to reflect investment experience. A Policy may be surrendered for its cash value. A surrender charge applies during the first 15 policy years. Partial surrenders are permitted by administrative practice if the remaining Policy meets minimum size requirements.

DEDUCTIONS AND CHARGES

FROM PREMIUMS

- Deduction of 3.5% for state and federal taxes attributable to premiums

                                       --

- Sales load of 4.5%

- Annual charge of $84, currently expected to be reduced to $60 after ten years

- Annual charge of $0.12 per $1,000 of Minimum Guaranteed Death Benefit

- Annual expense charge of $0.12 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection (currently expected to be charged for ten years only)

- Any extra premium charged for insureds who do not qualify as select, standard plus or standard risks

- Any extra premium for additional benefits purchased with the Policy

FROM POLICY VALUE

- An annual charge, based on the amount at risk and the attained age and risk classification of the insured, with rates based on the 1980 CSO Mortality Tables. This charge also applies for the values which support any paid-up additional insurance.

- Any surrender charges, administrative charges or decrease in Policy debt that may result from a withdrawal, a decrease in the face amount of insurance or a transfer of Policy Value to paid-up insurance

FROM THE ASSETS OF THE ACCOUNT AND THE FUND

- A daily charge at the annual rate of .60% of the account assets for mortality and expense risks


- A daily charge for investment advisory and other services provided to the Fund. The total Fund expenses vary by Portfolio and currently fall in an approximate range of .21% to .81% of assets on an annual basis.


TRANSACTION CHARGES

- Fee of up to $25 (currently waived) for transfers among the Account Divisions

- Fee of up to $25 (currently waived) for withdrawals of Excess Amount

- Charge for administrative costs to process a partial surrender, currently expected to be $250

SURRENDER CHARGES

- Surrender charges for sales and issuance expenses deducted from Policy proceeds upon surrender of the Policy during the first 15 years

                                       --

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY,
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT AND
NORTHWESTERN MUTUAL SERIES FUND, INC.

NORTHWESTERN MUTUAL LIFE

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is the nation's sixth largest life insurance company, based on total assets in excess of $62 billion on December 31, 1996 and is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Northwestern Mutual Life sells life and disability insurance policies and annuity contracts through its own field force of approximately 6,000 full time producing agents.

THE ACCOUNT


Northwestern Mutual Variable Life Account was established by the Trustees of Northwestern Mutual Life on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. Under Wisconsin law the income, gains and losses, realized or unrealized, of the Account are credited to or charged against the assets of the Account without regard to other income, gains or losses of Northwestern Mutual Life. The Account is used only for variable life insurance policies. However, the policies issued prior to the introduction of Variable CompLife-Registered Trademark- (October 11, 1995 in most states) are different from the Variable CompLife-Registered Trademark- Policies described herein. The older policies are described in a separate prospectus and are no longer offered.


The Account is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision of management or investment practices or policies. The Account has nine divisions. All of the assets of each division are invested in shares of the corresponding Portfolio of the Fund described below.

THE FUND

Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Shares of each Portfolio of the Fund are purchased by the corresponding division of the Account at their net asset value without any sales charge.


The investment adviser for the Fund is Northwestern Mutual Investment Services, Inc. ("NMIS"), a wholly-owned subsidiary of Northwestern Mutual Life. The investment advisory agreements for the respective Portfolios provide that NMIS will provide services and bear certain expenses of the Fund. For providing investment advisory and other services and bearing Fund expenses, the Fund pays NMIS a fee at an annual rate which ranges from .20% of the aggregate average daily net assets of the Index 500 Stock Portfolio to a maximum of .67% for the International Equity Portfolio, based on 1996 asset size. Other expenses borne by the Portfolios range from 0% for the Select Bond, Money Market and Balanced Portfolios to .14% for the International Equity Portfolio. Northwestern Mutual Life provides certain personnel and facilities used by NMIS in performing its investment advisory functions and is a party to the investment advisory agreement. J.P. Morgan Investment Management, Inc. and Templeton Investment Counsel, Inc. have been retained under investment sub-advisory agreements to provide investment advice to the Growth and Income Stock Portfolio and the International Equity Portfolio, respectively.


The investment objectives and types of investments for each of the nine Portfolios of the Fund are set forth below. There can be no assurance that the objectives of the Portfolios will be realized. For more information about the investment objectives and policies, the attendant risk factors and expenses see the Fund prospectus.

INDEX 500 STOCK PORTFOLIO. The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index. Stocks generally are more volatile than debt securities and involve greater investment risks.

                                       --

SELECT BOND PORTFOLIO. The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio will invest primarily in debt securities. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.

MONEY MARKET PORTFOLIO. The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities generally not exceeding one year. The return produced by these securities will reflect fluctuations in short-term interest rates.

BALANCED PORTFOLIO. The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. The Balanced Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. Investment in the Balanced Portfolio necessarily involves the risks inherent in stocks and debt securities of varying maturities, including the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.

GROWTH AND INCOME STOCK PORTFOLIO. The investment objective of the Growth and Income Stock Portfolio is long-term growth of capital and income. Ordinarily the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock.

GROWTH STOCK PORTFOLIO. The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential.

AGGRESSIVE GROWTH STOCK PORTFOLIO. The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period.

HIGH YIELD BOND PORTFOLIO. The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment grade by the major rating agencies.

INTERNATIONAL EQUITY PORTFOLIO. The investment objective of the International Equity Portfolio is long-term capital growth. It pursues its objective through a flexible policy of investing in stocks and debt securities of companies and governments outside the United States.

--------------------------------------------------------------------------------

DETAILED INFORMATION ABOUT THE POLICY

THE POLICY DESIGN

The simplified description of the Variable CompLife-Registered Trademark- Policy design in this section is intended to help the reader understand how the Policy is constructed. It omits details and important qualifications which are discussed in the following sections.

The Policy combines a Minimum Guaranteed Death Benefit with Additional Protection in an integrated policy design. The Minimum Guaranteed Death Benefit represents permanent life insurance guaranteed for the lifetime of the insured if premiums are paid when due and no Policy debt is outstanding. The Additional Protection is guaranteed for a period of years which depends on the sex and risk classification and age of the insured when the Policy is issued and the relative proportions of Minimum Guaranteed Death Benefit and Additional Protection. For an insured aged less than 43 the guaranteed period is not less than ten years. It is generally longer for younger insureds and shorter for insureds who are older, but will not be less than six years.

Net premiums are invested in the Account divisions selected by the Policyowner and increase the Policy Value. The Policy Value is the cumulative amount invested, adjusted for investment results, reduced by the cost of insurance. The cost of insurance is based on the net amount at risk. This is the amount of insurance in force less the Policy Value. The cost of insurance also reflects the attained age of the insured each year. If

                                       --
premiums are paid when due and investment experience is favorable, the Policy Value will increase year by year.

The Policy is designed so that the increase in Policy Value over time should reduce the net amount at risk. The reduction in the net amount at risk offsets the rising cost of the mortality risk as the age of the insured increases, reducing the total cost of insurance which is subtracted from the Policy Value each year. This scenario depends, however, on the investment experience which is a principal factor in determining Policy Value. Investment experience is not guaranteed. If investment experience does not produce a sufficient rate of return, the amount of Additional Protection will be reduced in later Policy years, or the Policyowner will need to pay additional premium to keep the Additional Protection from falling. For a typical Policy the average annual net investment rate of return required to maintain the initial amount of Additional Protection, without additional premium, should be between 4% and 6%, based on the current charges and dividend scale. Any excess Policy Value (called the "Excess Amount") is simply added to the death benefit and the cash value, dollar for dollar, unless a greater increase in the death benefit is required to meet tax requirements for life insurance. See "Excess Amount", p. 14.

The Policy also allows the payment of additional premiums to purchase variable paid up additional insurance. The values for the additional insurance are calculated separately from those which support the initial amount of insurance and do not affect the Policy Value. Unscheduled additional premiums to purchase variable paid-up additional insurance are allowed, subject to insurability of the insured when the premiums are accepted.

REQUIREMENTS FOR INSURANCE

The minimum amount required for the Minimum Guaranteed Death Benefit is $100,000, reduced to $50,000 if the insured is below age 15 or over age 59. If the initial premium is at least $10,000 ($5,000 for ages below 15) the required minimum for the Minimum Guaranteed Death Benefit is $1,000. A lower minimum may apply in some circumstances and will apply if the Policy is purchased for an employer-sponsored benefit plan. See "Special Policy for Employers", p. 16. The Minimum Guaranteed Death Benefit must always be at least $1,000.

Before issuing a Policy, Northwestern Mutual Life will require satisfactory evidence of insurability. Non-smokers who meet preferred underwriting requirements are considered select risks. Nonsmokers in the second best classification are considered standard plus risks. The best class of smokers are considered standard risks. The premium is different for each risk classification. A higher premium is charged for insureds who do not qualify as select, standard plus or standard risks. The amount of extra premium depends on the risk classification in which the insured is placed.

PREMIUMS

The Policy provides for a level scheduled premium to be paid annually at the beginning of each Policy year. Premiums are payable at the Home Office or to an authorized Agent of Northwestern Mutual Life.

By administrative practice, Northwestern Mutual Life accepts premiums on a monthly, quarterly or semi-annual schedule. If premiums are paid more frequently than annually, Northwestern Mutual Life places the scheduled net annual premium in the Account on each Policy anniversary. Northwestern Mutual Life advances this amount on this date and is reimbursed as premium payments are received from the Policyowner. The Policyowner has no obligation to repay the amount that has been advanced, but failure to pay the premiums when due will cause (a) premium payments to be suspended (subject to the conditions described later in this section), (b) the Policy to continue in force as a reduced amount of paid-up insurance, or (c) the Policy to terminate. If premiums are not paid when due, the Account assets supporting the Policy will be reduced to reflect the premiums due later in the Policy year.

Premiums paid other than on an annual basis are increased to (1) reflect the time value of money, based on an 8% interest rate, and (2) cover the administrative costs to process the additional premium payments. A monthly premium is currently equal to the annual premium times .0863 plus 50 cents. Thus, the total of monthly premiums for a year is currently 3.56% plus $6.00 higher than a premium paid annually. Monthly premiums may be paid only through an automatic payment plan arranged with the Policyowner's bank. A quarterly premium is currently equal to the annual premium times .2573 plus $2.00. A semiannual premium is equal to the annual premium times .5096 plus $1.35.

                                       --

The scheduled premium includes the premium for the Minimum Guaranteed Death Benefit and the premium for any Additional Protection. The amount of the premium depends on the amount of the Minimum Guaranteed Death Benefit and the amount of Additional Protection, as well as the insured's age and risk classification. The amount of the premium also reflects the sex of the insured except where state or federal law requires that premiums and other charges and values be determined without regard to sex. A notice is sent to the Policyowner not less than two weeks before each premium is due.

The purchaser of the Policy may select the proportions of Minimum Guaranteed Death Benefit and Additional Protection, subject to the required minimum amount for the Minimum Guaranteed Death Benefit. See "Requirements for Insurance", p. 6.

Policies that include Additional Protection are subject to a minimum premium that is equal to 70% of the premium for a Policy that consists solely of Minimum Guaranteed Death Benefit. The premium for the Additional Protection consists of two times the cost of term insurance (for the insured's age when the Policy was issued) as long as this amount in combination with the premium for the Minimum Guaranteed Death Benefit meets the 70% requirement. If this combination does not meet the 70% requirement the premium for Additional Protection is increased to bring the total up to the 70% level.

In addition to the premium required for the Minimum Guaranteed Death Benefit and any Additional Protection, the scheduled premium may include additional premium to purchase paid-up additional insurance or to increase the Policy Value. The scheduled premium will also include the premium required for any additional benefit included as part of the Policy.

After the Policy is issued the additional premium included in the scheduled premium may be decreased at any time upon the request of the Policyowner. The additional premium included in the scheduled premium may be increased, or optional unscheduled additional premiums may be paid, at any time before the Policy anniversary nearest to the insured's 85th birthday, subject to the insurability requirements and issue limits of Northwestern Mutual Life.

If the Policy includes Additional Protection, an increased premium may be required after the guaranteed period to prevent a reduction of the amount of Additional Protection. The increased premium, if required, is determined each year as of the date 25 days before the Policy anniversary. The Policyowner is entitled to pay the increased premium required to keep the Additional Protection from falling until the insured reaches age 80 but this right terminates as of the first Policy anniversary on which the required increased premium is not paid when due.

Payment of scheduled premiums may be suspended, at the option of the Policyowner, if as of 25 days prior to the Policy anniversary on or before the due date of the premium, (1) the Excess Amount exceeds one year's minimum premium, and (2) the Policy Value exceeds the sum of the net single premium for the amount of insurance then in force, plus the present value of future charges for expenses, additional benefits, and any extra mortality. See "Excess Amount",
p. 14. The minimum premium is the sum of the premiums for the Minimum Guaranteed Death Benefit, the Additional Protection and any additional benefit included in the Policy. The net single premium and the present value of future charges will be calculated using the mortality basis for the cost of insurance charges with 6% interest. See "Charges Against the Policy Value", p. 10. While payment of premiums is suspended, certain charges ordinarily deducted from premiums will reduce the Policy Value instead. Payment of scheduled premiums may be resumed as of any Policy anniversary. Payment of scheduled premiums must be resumed as of the next Policy anniversary if the Excess Amount, as of 25 days prior to the Policy anniversary, is determined to be less than one year's minimum premium. Unscheduled additional premiums may be paid while suspension of scheduled premiums is in effect, subject to the insurability requirements and issue limits of Northwestern Mutual Life.

The Policy provides for a grace period of 31 days for any premium that is not paid when due. The Policy remains in force during this period. If a premium is paid during the grace period, the values for the Policy will be the same as if the premium had been paid when due. If the premium is not paid within the grace period, and the Policy does not qualify for premium suspension, the Policy will terminate as of the date when the premium was due and will no longer be in force, unless it is continued as paid-up insurance. See "Paid-Up Insurance", p.
14. If a Policy is surrendered, its cash value will be paid. See "Cash Value",
p. 12.

                                       --

The following table shows representative annual premiums for a Policy with an initial amount of $200,000, divided equally between Minimum Guaranteed Death Benefit and Additional Protection, for male select, standard plus and standard risks, at three ages.

                                                            MINIMUM      PREMIUM FOR
                                                           GUARANTEED      MINIMUM                     PREMIUM FOR
                                                             DEATH       GUARANTEED     ADDITIONAL     ADDITIONAL       TOTAL
                      AGE AT ISSUE                          BENEFIT     DEATH BENEFIT   PROTECTION     PROTECTION      PREMIUM
--------------------------------------------------------  ------------  -------------  -------------  -------------  -----------
                                                             SELECT
15......................................................   $  100,000     $     688     $   100,000     $     294     $     982
35......................................................      100,000         1,347         100,000           505         1,852
55......................................................      100,000         3,351         100,000         1,660         5,011
                                                         STANDARD PLUS
15......................................................   $  100,000     $     745     $   100,000     $     304     $   1,049
35......................................................      100,000         1,479         100,000           558         2.037
55......................................................      100,000         3,640         100,000         2,420         6,060
                                                            STANDARD
15......................................................   $  100,000     $     848     $   100,000     $     370     $   1,218
35......................................................      100,000         1,723         100,000           656         2,379
55......................................................      100,000         4,367         100,000         3,190         7,557

DEATH BENEFIT

The death benefit for a Policy includes the Minimum Guaranteed Death Benefit, any Additional Protection in effect, any Excess Amount and any paid-up additional insurance. It is reduced by the amount of any Policy debt outstanding and by an adjustment for any unpaid premiums which have been applied to purchase paid-up additional insurance.

The Minimum Guaranteed Death Benefit selected by the Policyowner when the Policy is issued will neither increase nor decrease, regardless of the investment experience of the Account divisions where assets for the Policy are held, so long as scheduled premiums are paid when due and no Policy debt is outstanding. In setting the premium rates for the Minimum Guaranteed Death Benefit it has been assumed that the Account assets will grow at a net annual rate of 4%. Northwestern Mutual Life bears the risk that the rate of growth will be less. A higher rate of growth results in an increase in the Policy Value.

The Additional Protection included in a Policy when it is issued will not increase by reason of investment experience more favorable than the assumed 4% net annual rate of growth. It will not decrease, regardless of investment experience, until expiration of the guaranteed period, so long as scheduled premiums are paid when due and no Policy debt is outstanding. A condition for this guarantee is that any dividends paid on the Policy must be used to increase Policy Value until the end of the guaranteed period unless the Policy has an Excess Amount. See "Excess Amount" p. 14. After the guaranteed period, the Additional Protection may be reduced unless the Policy Value exceeds the amount defined by the formula in the Policy. The amount of Policy Value, and the amount of increased premium required to prevent a reduction in the Additional Protection, are calculated 25 days before each Policy anniversary. The Policyowner may pay any increased premium required to prevent a reduction in the Additional Protection each year until the Policy anniversary nearest the insured's 80th birthday, but this right terminates the first time any required increased premium is not paid when it is due.

The Policy Value represents the total cumulative net premiums for the Minimum Guaranteed Death Benefit and the Additional Protection, including any additional net premiums or Policy dividends which have been used to increase the Policy Value, adjusted for investment experience, less the cost of insurance which is deducted from the Policy Value on each Policy anniversary. The Policy Value may exceed the amount required to support the Minimum Guaranteed Death Benefit and the Additional Protection. This may result from favorable investment experience or from additional premium or Policy dividends used to increase the Policy Value. The amount by which the Policy Value exceeds the amount needed to support the Minimum Guaranteed Death Benefit and the Additional Protection under a specified set of assumptions is called the Excess Amount. See "Excess Amount",
p. 14. Any Excess Amount will increase the death benefit for the Policy, dollar-for-dollar, except as

                                       --
described in the next paragraph. The Policy Value and any Excess Amount change daily.

The Policy is designed to meet the definitional requirements for life insurance in Section 7702 of the Internal Revenue Code. See "Tax Treatment of Policy Benefits," p. 17. These rules require that the death benefit will never be less than the Policy Value divided by the net single premium per dollar of death benefit. The required difference between the death benefit and the Policy Value is higher at younger ages than at older ages. The Policy provides for an increase in the death benefit to the extent required to meet this test. After the death benefit has been increased to meet this requirement an increase in the Policy Value will cause a greater than dollar-for-dollar increase in the death benefit, and a decrease in the Policy Value will cause a greater than dollar-for-dollar decrease in the death benefit.

The death benefit is increased by the amount of any paid-up additional insurance purchased with additional premium or Policy dividends. The amount and value of the paid-up additional insurance vary daily to reflect investment experience and are not guaranteed. The amount of any paid-up additional insurance is its value used as a net single premium at the attained age of the insured.

POLICY VALUE AND PAID-UP ADDITIONAL INSURANCE

The Policy Value and the value of any paid-up additional insurance are each determined daily by separate calculations. An increase or decrease in the Policy Value has no effect on the value of any paid-up additional insurance, and an increase or decrease in the value of any paid-up additional insurance has no effect on the Policy Value. The Policyowner may increase or decrease the amount of scheduled additional premium which is being paid to increase the Policy Value or to increase the amount of paid-up additional insurance, and may change the allocation for applying this additional premium. Changes in the scheduled additional premium and its allocation must be made by written request. Evidence of insurability may be required. Increases in the scheduled additional premium are not permitted after the Policy anniversary nearest the insured's 85th birthday.

The value of paid-up additional insurance may be transferred to increase the Policy Value by written request. This will generally result in a decrease in the total death benefit. Policy Value may not be transferred to the value of paid-up additional insurance.

ALLOCATIONS TO THE ACCOUNT

The first net annual premium for the Policy, including any net scheduled additional premium, is placed in the Account on the Policy date. The net scheduled annual premium is placed in the Account on each Policy anniversary thereafter even if premiums are being paid on an other-than-annual frequency. Net unscheduled premiums will be placed in the Account on the date received at the Home Office of Northwestern Mutual Life. Net premiums are premiums less the deductions from premiums. See "Deductions from Premiums", below.

Premiums placed in the Account prior to the initial allocation date are invested in the Money Market Division of the Account. The initial allocation date is identified in the Policy and is the latest of the Policy date, 45 days after the date of the completed application or 32 days after the application is approved by Northwestern Mutual Life. On the initial allocation date the amount in the Money Market Division is invested in the Account divisions as directed in the application for the Policy. The Policyowner may change the allocation for future net premiums at any time by written request and the change will be effective for premiums placed in the Account thereafter. If any portion of a premium is allocated to a division, the division must receive at least 10% of that premium.

The Account assets supporting a Policy may be apportioned among as many as six divisions of the Account at any one time.

The Policyowner may transfer accumulated amounts from one division of the Account to another as often as twelve times in a Policy year. Transfers are effective on the date a written request is received at the Home Office of Northwestern Mutual Life. Northwestern Mutual Life reserves the right to charge a fee of up to $25 to cover administrative costs of transfers. No fee is presently charged.

DEDUCTIONS AND CHARGES

DEDUCTIONS FROM PREMIUMS A charge for taxes attributable to premiums is deducted from each premium. The total amount of this deduction is 3.5% of the premium. Of this amount 2.25% is for state

                                       --
premium taxes. Premium taxes vary from state to state and currently range from
 .75% to 3.5% of life insurance premiums. The 2.25% rate is an average. The tax rate for a particular state may be lower, higher, or equal to the 2.25% deduction. Northwestern Mutual Life does not expect to profit from this charge. The remainder of the deduction, 1.25% of each premium, is for federal income taxes measured by premiums. Northwestern Mutual Life believes that this charge does not exceed a reasonable estimate of an increase in its federal income taxes resulting from a recent change in the Internal Revenue Code.

A charge of 4.5% for sales costs is deducted from each premium. Northwestern Mutual Life expects to recover its sales expenses from this amount, over the period while the Policies are in force, and from the surrender charges described below. The amounts deducted for sales costs in a Policy year are not specifically related to sales costs incurred that year. To the extent that sales expenses exceed the amounts deducted, Northwestern Mutual Life will pay the expenses from its other assets. These assets may include, among other things, any gain realized from the charge against the assets of the Account for the mortality and expense risks assumed by Northwestern Mutual Life. See "Charges Against the Account Assets", p. 11. To the extent that the amounts deducted for sales costs exceed the amounts needed, Northwestern Mutual Life will realize a gain.

An annual charge of $60 is deducted from premiums each year for administrative costs to maintain the Policy. These expenses include costs of premium billing and collection, processing claims, keeping records and communicating with Policyowners. Northwestern Mutual Life retains the right to increase this charge after 10 years, but it is guaranteed not to exceed $84 plus 12 cents per $1,000 of both the Minimum Guaranteed Death Benefit and the Additional Protection. Northwestern Mutual Life does not expect to profit from this charge.

An annual charge is deducted from premiums each of the first 10 years to compensate Northwestern Mutual Life for expenses, other than sales expenses, incurred in conjunction with issuance of the Policy. These expenses include the costs of processing applications, medical examinations, determining insurability and establishing records. The annual amount of this charge is $24 plus 12 cents per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. If the Policy is surrendered before these charges have been deducted for 10 years, the remaining charges will be reflected in the administrative surrender charge. See "Surrender Charges", p. 11.

An annual charge of 12 cents per $1,000 of Minimum Guaranteed Death Benefit is deducted from premiums each year to compensate Northwestern Mutual Life for the risk assumed by guaranteeing the Minimum Guaranteed Death Benefit, as long as all premiums are paid when due, no matter how unfavorable investment performance may be.

Any extra amounts charged for insureds who do not qualify as select, standard plus or standard risks, plus the cost of any additional benefits purchased with the Policy, are also deducted to determine the net annual premium.

CHARGES AGAINST THE POLICY VALUE A cost of insurance charge is deducted from the Policy Value on each Policy Anniversary. The amount is determined by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the projected insurance amount, discounted at 4%, less the Policy Value. The projected insurance amount is the amount of insurance at the end of the Policy year, assuming that the Policy Value increases by the 4% annual growth rate assumed in constructing the Policy. The cost of insurance rate reflects the attained age of the insured. For select and standard risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Smoker and Non-Smoker Mortality Tables. For other risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Mortality Tables. The cost of insurance rates are included in the Policy. A cost of insurance charge is also deducted from the cash value of any paid-up additional insurance on each Policy anniversary. If an unscheduled premium is received on a day other than a Policy anniversary and the net amount at risk increases as a result, a cost of insurance charge will be deducted on that day, reflecting the increase in the net amount at risk and the portion of the Policy year remaining.

While payment of premiums is suspended, a portion of the annual charges which would ordinarily be deducted from premiums will be deducted from the Policy Value instead. This deduction will also be made on the Policy anniversary each year.

                                       --

The Policy Value will also be reduced by any surrender charges, administrative charges or decrease in Policy debt that may result from a withdrawal, a decrease in the face amount of insurance or a change to variable benefit paid-up insurance.

CHARGES AGAINST THE ACCOUNT ASSETS There is a daily charge to the Account for the mortality and expense risks assumed by Northwestern Mutual Life. The charge is at the annual rate of .60% of the assets of the Account. The mortality risk is that insureds may not live as long as Northwestern Mutual Life estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the estimated costs. Northwestern Mutual Life will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies. The actual mortality and expense experience under the Policies will be the basis for determining dividends. See "Annual Dividends", p. 12.

The Policies provide that a charge for taxes may be made against the assets of the Account. Currently, a daily charge for federal income taxes incurred by Northwestern Mutual Life is not being made. In no event will the charge for taxes exceed that portion of the actual tax expenses of Northwestern Mutual Life which is fairly allocable to the Policies.

TRANSACTION CHARGES The Policy provides for a fee of up to $25 for a transfer of assets among the Account divisions and for a fee of up to $25 for a withdrawal of Excess Amount. These charges are currently being waived.

SURRENDER CHARGES If the Policy is surrendered before the premium due at the beginning of the fifteenth year has been paid, surrender charges will be deducted from the Policy Value. A table of surrender charges is in the Policy.

The surrender charges consist of an administrative surrender charge and a premium surrender charge. The administrative surrender charge is equal to the sum of the issue expense charges which have not been deducted. The administrative surrender charge in the first Policy year is $216, plus $1.08 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. This charge grades down linearly each year as the premium is paid (or payment of premiums is suspended) and is zero after the premium due at the beginning of the tenth Policy year has been paid (or suspended).

The premium surrender charge is a percentage (shown in the table below) of the surrender charge base. If payment of the premium for a Policy year has been suspended, the premium surrender charge percentage will be as if the annual premium had been paid. During the first five policy years, if premiums are paid more frequently than annually the premium surrender charge percentages will be adjusted to reflect the actual period for which premiums have been paid.

If none of the premium payments during the first five Policy years have been suspended, the surrender charge base equals the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection.

If any of the premium payments during the first five Policy years have been suspended, the surrender charge base equals the lesser of (1) the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection, and (2) the sum of the total premiums paid (exclusive of any premiums for additional benefits purchased with the Policy, and premiums for extra mortality, and any extra amount for premiums paid more often than annually) divided by the number of years (including fractions), but not more than five, for which premiums have been paid or suspended.

     FOR POLICIES
  SURRENDERED AFTER             PREMIUM SURRENDER CHARGE
PAYMENT OF THE PREMIUM                 PERCENTAGE
 DUE AT THE BEGINNING   ----------------------------------------
       OF YEAR:          ISSUE AGE 65 AND UNDER    ISSUE AGE 75
----------------------  -------------------------  -------------
          1                           24%                  24%
          2                           28%                25.5%
          3                           32%                  27%
          4                           36%                28.5%
     5 through 10                     40%                  30%
          11                          32%                  24%
          12                          24%                  18%
          13                          16%                  12%
          14                           8%                   6%
     15 and later                      0%                   0%

For issue ages 66 through 74, the percentages are determined by linear interpolation between the percentages shown.

                                       --

GUARANTEE OF PREMIUMS, DEDUCTIONS AND CHARGES

Northwestern Mutual Life guarantees and may not increase the premiums for the Minimum Guaranteed Death Benefit and the charge for mortality and expense risks. These amounts will not increase regardless of future changes in longevity or increases in expenses.

CASH VALUE

The cash value for the Policy will change daily in response to investment results. No minimum cash value is guaranteed. The cash value is equal to the Policy Value plus the value of any paid-up additional insurance, reduced by any Policy debt outstanding and the surrender charges. If premiums are not being paid on an annual basis the cash value is reduced for any premiums due later in the Policy year.

The cash value for a Policy is determined at the end of each valuation period. Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of l940, the cash value for a Policy may also be determined on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios of the Fund.

The owner of a Policy may surrender it for the cash value at any time during the lifetime of the insured. Alternatively, the cash value may be applied to provide a reduced amount of fixed or variable paid-up insurance. See "Paid-Up Insurance", p.14.

Northwestern Mutual Life will permit partial surrenders of the Policies so long as the Policy that remains meets the regular minimum size requirements. A partial surrender will cause the Policy to be split into two Policies. One Policy will be surrendered; the other will continue in force on the same terms as the original Policy except that the premiums will be based on the reduced amount of insurance. The owner will receive a new Policy document. The cash value and the death benefit will be proportionately reduced. A deduction from the Policy proceeds for a proportionate part of the surrender charges will be made if a partial surrender takes place before the premium due at the beginning of the fifteenth Policy year has been paid. A transaction charge will be made when a partial surrender is effected. The amount of the transaction charge will not exceed the actual administrative costs for the transaction. Northwestern Mutual Life currently expects this charge to be $250.

ANNUAL DIVIDENDS

The Policies share in divisible surplus to the extent determined annually by Northwestern Mutual Life. A Policy's share will be distributed annually as a dividend payable on each Policy anniversary. Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the policy's issue. Thus participating policies generally have gross premiums which are higher than those for comparable non-participating policies. Both federal and state tax law recognize that a dividend is considered to be a refund of a portion of the premium paid.

Dividend illustrations published at the time a life insurance policy is issued reflect the actual recent experience of the issuing company with respect to investment earnings, mortality and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends be paid out of surplus, after certain necessary amounts are set aside, and that such surplus be apportioned equitably among participating policies. In summary, dividends must be based on actual experience and cannot be guaranteed at issue of a policy.

Northwestern Mutual Life's actuary annually examines current and recent experience and compares these results with those which were assumed in determining premium rates when each class of policies was issued. Classes are determined by such factors as year of issue, age, plan of insurance and risk classification. The actuary then determines the amount of dividends to be equitably apportioned to each class of policies. Following the actuary's recommendations, the Trustees of Northwestern Mutual Life adopt a dividend scale each year, thereby authorizing the distribution of the dividend.

Northwestern Mutual Life has no significant actual mortality experience with variable life insurance policies. For purposes of the current dividend scale used for the illustrations in this prospectus, it has been assumed that mortality experience in connection with

                                       --
the Policies will be comparable to that actually experienced with fixed benefit life insurance.

Dividends for variable life insurance are generally lower than those for participating fixed benefit life insurance, primarily because a variable life insurance policy provides a contractual mechanism for translation of investment experience into a variable death benefit and variable cash value. For participating fixed benefit life insurance the dividend includes amounts produced by favorable investment results. Dividends based on the Minimum Guaranteed Death Benefit for the Policies described in this prospectus are expected be relatively low during the first 15 Policy years.

The prospectus illustrations show dividends being used to increase the Policy Value. If the Policy has Additional Protection in force, the dividends will be used to increase the Policy Value unless the Policy has Excess Amount. See "Excess Amount", p. 14. If the Policy has Excess Amount, or if no Additional Protection is in force, dividends may be used to purchase variable benefit paid-up additional insurance, used to pay premiums or paid in cash. If the Policy is in force as fixed benefit paid-up insurance, dividends may be paid in cash or used to purchase fixed benefit paid-up additional insurance. If the Policy is in force as variable benefit paid-up insurance, dividends may be paid in cash or used to purchase variable benefit paid-up additional insurance.

LOANS AND WITHDRAWALS

The owner of a Policy may borrow up to 90% of the Policy's cash value using the Policy as security. If a Policy loan is already outstanding, the maximum amount for any new loan is 90% of the amount of cash value the Policy would have if there were no loan, less the amount already borrowed. Loan proceeds may be taken in cash or may be applied to pay premiums on the Policy.

Interest on a Policy loan accrues and is payable on a daily basis. Unpaid interest is added to the amount of the loan. If the amount of the loan equals or exceeds the Policy's cash value, the Policy will terminate. The owner will be given a notice at least 31 days before the termination date. The notice will show how much must be repaid to keep the Policy in force.

The Policy loan interest rate is selected by the owner. A specified annual effective rate of 5% is one choice. The other choice is a variable rate based on a corporate bond yield index. The variable rate will be adjusted annually, but will not be less than 5%.

The amount of a Policy loan, including interest as it accrues, will be taken from the Account divisions in proportion to the amounts in the divisions. The amounts withdrawn will be transferred to Northwestern Mutual Life's general account and will be credited on a daily basis with an annual earnings rate equal to the Policy loan interest rate less a charge for the mortality and expense risks assumed by Northwestern Mutual Life and for expenses, including taxes. The aggregate charge is currently at the annual rate of .90% for the 5% specified Policy loan interest rate and .90% for the variable Policy loan interest rate. For example, the earnings rate corresponding to the specified 5% Policy loan interest rate is currently 4.10%. A Policy loan, even if it is repaid, will have a permanent effect on the Policy Value and cash value because the amounts borrowed will not participate in the Account's investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the rate credited to the unborrowed amount left in the Account.

Except when the Policy is in force as fixed benefit paid-up insurance, a Policy loan will be allocated between Policy Value and variable paid-up additional insurance in proportion to the amount of cash value attributable to each.

A Policy loan, and any accrued interest outstanding, may be repaid, in whole or in part, at any time. Payments will be credited as of the date received and will be transferred from the general account of Northwestern Mutual Life to the Account divisions, in proportion to the amounts in the divisions, as of the same date.

The Policyowner may make a withdrawal if the Excess Amount is sufficient. See "Excess Amount", p. 14. A withdrawal may neither decrease the Excess Amount to less than the surrender charge which would apply if the Policy were surrendered nor reduce the loan value to less than any Policy debt outstanding. The minimum amount for withdrawals is $250. An administrative charge of up to $25 may apply, but is currently being waived.

A withdrawal of Policy Value decreases the death benefit by the same amount. If the death benefit for a Policy has been increased to meet the federal tax

                                       --
requirements for life insurance, the decrease in the death benefit caused by a subsequent withdrawal may be larger than the amount of the withdrawal.

If cumulative withdrawals exceed the cumulative additional premiums which have been used to increase the Policy Value, with both withdrawals and premiums increased by 4% annual interest, subsequent unfavorable investment experience may cause the Policy to lapse unless an additional unscheduled premium is paid to increase the Policy Value. The due date for this premium is the Policy anniversary following written notice to the Policyowner.

EXCESS AMOUNT

The Excess Amount is the amount by which the Policy Value exceeds the Tabular Cash Value for the sum of the Minimum Guaranteed Death Benefit and any Additional Protection in effect. The Tabular Cash Value is an amount equal to a Policy Value calculated assuming (1) a whole life Policy with a face amount equal to the sum of the Minimum Guaranteed Death Benefit and the Additional Protection, (2) all premiums are paid when due, (3) no additional premiums or dividends used to increase Policy Value, (4) a 4% level annual rate of return, and (5) maximum Policy charges apply. If premiums are not being paid on an annual basis, the Excess Amount is reduced for any premiums due later in the Policy year.

PAID-UP INSURANCE

If a premium is not paid within the 31-day grace period, and the Policy does not qualify for suspension of premium payments, the Policy will continue in force as a reduced amount of fixed benefit paid-up insurance. Alternatively the Policyowner may select a reduced amount of variable benefit paid-up insurance. This selection must be made during the grace period or sooner.

If the Policy is in force as a reduced amount of fixed benefit paid-up insurance the amount of the cash value will be transferred from the Account to Northwestern Mutual Life's general account. Thereafter the Policy will not participate in the Account's investment results unless the Policy is subsequently reinstated. See "Reinstatement", below. The minimum cash value for fixed benefit paid-up insurance is $1,000. If the cash value is less than $1,000 as of the last day of the grace period the Policy will be treated as surrendered. Variable benefit paid-up insurance may be selected only if the cash value of the Policy is at least $5,000.

The amount of paid-up insurance is determined by the applying amount of cash value plus any Policy debt as a net single premium at the attained age. Paid-up insurance has cash and loan values. For fixed benefit paid-up insurance the amounts of these are guaranteed. For variable paid-up insurance neither the death benefit or the cash value is guaranteed. Paid-up insurance remains in force for the lifetime of the insured unless the Policy is surrendered or terminated. While the Policy is in force as either fixed or variable benefit paid-up insurance the Minimum Guaranteed Death Benefit and any Additional Protection will not be in effect. Any Policy debt will continue.

REINSTATEMENT

If a premium is due and remains unpaid after the grace period expires, the Policy may be reinstated while the insured is alive within three years after the premium due date. The insured must provide satisfactory evidence of insurability unless reinstatement takes place within 31 days after the end of the grace period. A substantial payment may be required. Following reinstatement the Policy will have the same Minimum Guaranteed Death Benefit, Additional Protection, Policy Value and paid-up additional insurance as if minimum premiums had been paid when due. A 4% rate of investment earnings will be credited for the period from the due date of the overdue premium to the date of reinstatement. An adjustment will be made for any Policy debt or the debt may be reinstated. The Policy may not be reinstated if it has been surrendered for its cash value.

RIGHT TO RETURN POLICY

A Policy may be returned for a full refund of the premium paid within 45 days after the application for insurance is signed, or within 10 days after the Policy is received, or within 10 days after a Notice of Cancellation Right is mailed or delivered to the owner, whichever date is latest. The Policy may be mailed or delivered to the agent who sold it or to the Home Office of Northwestern Mutual Life. If returned, the Policy will be considered void from the beginning.

                                       --

RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

The owner may exchange a Policy for a whole life insurance policy with benefits that do not vary with the investment experience of a separate account. The exchange may be elected at any time within twenty-four months after the issue date of the Policy provided premiums are duly paid. Evidence of insurability is not required.

The new policy will be on the life of the same insured and will have the same initial guaranteed death benefit, policy date and issue age. The premiums and cash values will be the same as those for fixed benefit policies issued by Northwestern Mutual Life on the issue date of the Policy.

The exchange will be subject to an equitable cash adjustment. The amount will recognize the difference in premiums and investment performance of the two policies.

An exchange will be effective when Northwestern Mutual Life receives a proper written request, as well as the Policy and any amount due on the exchange.

The owner of a Policy may also exchange it for a fixed benefit policy if the Fund changes its investment adviser or if there is a material change in the investment policies of a Fund portfolio. The owner will be given notice of any such change and will have 60 days to make the exchange.

OTHER POLICY PROVISIONS

OWNER. The owner is identified in the Policy. The owner may exercise all rights under the Policy while the insured is living. Ownership may be transferred to another. Written proof of the transfer must be received by Northwestern Mutual Life at its Home Office.

BENEFICIARY. The beneficiary is the person to whom the death benefit is payable. The beneficiary is named in the application. After the Policy is issued the owner may change the beneficiary in accordance with the Policy provisions.

INCONTESTABILITY. Northwestern Mutual Life will not contest a Policy after it has been in force during the lifetime of the insured for two years from the date of issue.

SUICIDE. If the insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy debt and withdrawals and less the cash value of any variable paid-up insurance surrendered.

MISSTATEMENT OF AGE OR SEX. If the age or sex of the insured has been misstated, benefits under a Policy will be adjusted to reflect the correct age and sex.

COLLATERAL ASSIGNMENT. The owner may assign a Policy as collateral security. Northwestern Mutual Life is not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at the Home Office.

PAYMENT PLANS. The Policy provides a variety of payment plans for Policy benefits. Any Northwestern Mutual Life agent authorized to sell the Policies can explain these provisions on request.

DEFERRAL OF DETERMINATION AND PAYMENT. So long as premiums have been paid when due, Northwestern Mutual Life will ordinarily pay Policy benefits within seven days after receipt of all required documents at its Home Office. However, determination and payment of benefits may be deferred during any period when it is not reasonably practicable to value securities because the New York Stock Exchange is closed or an emergency exists or the Securities and Exchange Commission, by order, permits deferral for the protection of Policyowners.

If a Policy is in force as fixed benefit paid-up insurance, Northwestern Mutual Life has the right to defer payment of the cash value for up to six months from the date of a Policy loan or surrender. If payment is deferred for 30 days or more interest will be paid at an annual effective rate of 4%.

VOTING RIGHTS

Northwestern Mutual Life is the owner of the Fund shares in which all assets of the Account are invested. As the owner of the shares Northwestern Mutual Life will exercise its right to vote the shares to elect directors of the Fund, to vote on matters required to be approved or ratified by mutual fund shareholders under the Investment Company Act of 1940 and to vote on any other matters that may be presented to any Fund shareholders' meeting. However, Northwestern

                                       --

Mutual Life will vote the Fund shares held in the Account in accordance with instructions from owners of the Policies. Northwestern Mutual Life will vote the Fund shares held in its general account in the same proportions as the shares for which voting instructions are received. If the applicable laws or regulations change so as to permit Northwestern Mutual Life to vote the Fund shares in its own discretion, it may elect to do so.

The number of Fund shares for each division of the Account for which the owner of a Policy may give instructions is determined by dividing the amount of the Policy's cash value apportioned to that division, if any, by the per share value for the corresponding Fund Portfolio. The number will be determined as of a date chosen by Northwestern Mutual Life, but not more than 90 days before the Fund shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited with written materials at least 14 days before the meeting. Shares as to which no instructions have been received will be voted in the same proportion as the shares as to which instructions have been received.

Northwestern Mutual Life may, if required by state insurance officials, disregard voting instructions which would require Fund shares to be voted for a change in the sub-classification or investment objectives of a Fund Portfolio, or to approve or disapprove an investment advisory agreement for the Fund. Northwestern Mutual Life may also disregard voting instructions that would require changes in the investment policy or investment adviser for the Fund or a Fund Portfolio, provided that Northwestern Mutual Life reasonably determines to take this action in accordance with applicable federal law. If Northwestern Mutual Life disregards voting instructions a summary of the action and reasons therefor will be included in the next semiannual report to the owners of the Policies.

SUBSTITUTION OF FUND SHARES AND OTHER CHANGES

If, in the judgment of Northwestern Mutual Life, a Fund Portfolio becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, shares of another Portfolio or another mutual fund may be substituted. Any substitution of shares will be subject to any required approval of the Securities and Exchange Commission, the Wisconsin Commissioner of Insurance or other regulatory authority. Northwestern Mutual Life has also reserved the right, subject to applicable federal and state law, to operate the Account or any of its divisions as a management company under the Investment Company Act of 1940, or in any other form permitted, or to terminate registration of the Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

REPORTS

For each Policy year (unless a Policy is in force as fixed benefit paid-up insurance) the owner of a Policy will receive a statement showing the death benefit, cash value and any Policy loan (including interest charged) as of the anniversary date. This report will show the apportionment of invested assets among the Account divisions. Owners will also receive annual and semiannual reports for the Account and the Fund, including financial statements.

SPECIAL POLICY FOR EMPLOYERS

A reduced minimum amount applies for Policies where the insurance involves an employer sponsored benefit plan or arrangement. The sum of the Minimum Guaranteed Death Benefit and the Additional Protection must be at least $10,000, of which the Minimum Guaranteed Death Benefit must be at least $1,000. The premium for the Additional Protection is two times the cost of term insurance for the insured's age when the Policy is issued.

These Policies for employers may include a provision to permit the amount of Additional Protection to increase after issue. Any such increase amount must be based on the terms of the benefit plan or arrangement and may not be subject to the discretion of the insured or the insured's beneficiary. A description of the method of determining the amount of any increase is included in the Policy. Changes to the amount of Additional Protection will be effective on Policy anniversaries. The surrender charge and all charges for issue and administrative expenses will be based on the initial amount of Additional Protection.

For certain situations where the insurance involves an employer sponsored benefit plan or arrangement, federal law and the laws of certain states may require that premiums and annuity rates be determined without regard to sex. Special Policies are available for this purpose. Prospective purchasers of the Policies are

                                       --
urged to review any questions in this area with qualified counsel.

DISTRIBUTION OF THE POLICIES

The Policies will be sold through individuals who, in addition to being licensed life insurance agents of Northwestern Mutual Life, are registered representatives of Northwestern Mutual Investment Services, Inc. ("NMIS"), a wholly-owned subsidiary of Northwestern Mutual Life. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers.

Commissions paid to the agents will not exceed 40% of the premium for the first year, 6% of the premium for the second through tenth years, and 2 3/4% of the premium thereafter.

Agents who meet certain productivity and persistency standards receive additional compensation. New agents may be paid differently during a training period. General agents and district agents who are registered representatives of NMIS and have supervisory responsibility for sales of the Policies receive commission overrides and other compensation.

TAX TREATMENT OF POLICY BENEFITS

The Policies are "life insurance contracts" as that term is defined in Sections 7702 and 817(h) of the Internal Revenue Code. Increases in cash value under a Policy are not taxable until actual surrender of the Policy. Upon surrender, the amount received is taxable at ordinary income rates under Section 72(e) of the Code to the extent it exceeds the amount of the premiums paid under the Policy less any dividends or other amounts previously received tax-free (basis of the Policy). Death benefits are excludable from the beneficiary's gross income under Section l0l(a) of the Code.

Under certain limited circumstances, all or part of a partial surrender or a withdrawal during the first 15 years may be taxable on a "gain first basis" to the extent that the cash value of the Policy exceeds the basis of the Policy. This means the amount surrendered or withdrawn may be taxable even if that amount is less than the basis of the Policy.

Northwestern Mutual Life believes that loans received under the Policies (except modified endowment contracts as described below) will be construed as indebtedness of an owner in the same manner as loans under a fixed benefit life insurance policy and that no part of any loan under a Policy will constitute income to the owner.

Policies will be classified as modified endowment contracts under Section 7702A of the Internal Revenue Code if the aggregate premium paid during the first 7 years exceeds a defined "7-pay limit". Generally, this can occur if significant additional premiums are paid or the death benefit is reduced within the first 7 years or if additional benefits are added to the Policy.

For Policies that are modified endowment contracts, withdrawals, partial surrenders, Policy loans and dividends paid in cash are taxable as income on a gain first basis. The taxable portion of these distributions would also be subject to a 10% penalty if received prior to age 59 1/2, disability or annuitization. For purposes of determining taxable income, all Policies that are modified endowment contracts (including any fixed dollar policies that are modified endowment contracts) issued by Northwestern Mutual Life to the Policyowner during the same calendar year are aggregated.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Policy owner or beneficiary.

The foregoing summary does not purport to be complete or to cover all situations. Counsel and other competent advisers should be consulted for more complete information.

                                       --

OTHER INFORMATION

MANAGEMENT

Northwestern Mutual Life is managed by a Board of Trustees. The Trustees and senior officers of Northwestern Mutual Life and their positions including Board committee memberships, and their principal occupations, are as follows:

TRUSTEES


NAME                                                            PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------------------------------------  ------------------------------------------------------------------------------
R. Quintus Anderson (A)......................  Chairman, Aarque Capital Corporation since 1997, prior thereto; Chairman, The
                                               Aarque Companies, Jamestown, NY (diversified metal products manufacturing)

Edward E. Barr (HR)..........................  President and Chief Executive Officer, Sun Chemical Corporation, Fort Lee, New
                                               Jersey (graphic arts); and President and Chief Executive Officer, DIC
                                               Americas, Inc., Fort Lee, NJ

Gordon T. Beaham, III (OT)...................  Chairman of the Board and President, Faultless Starch/Bon Ami Company, Kansas
                                               city, MO (consumer products manufacturer)

Robert C. Buchanan (A, E, F).................  President and Chief Executive Officer, Fox Valley Corporation, Appleton, WI
                                               (manufacturer of gift wrap and writing paper)

Robert E. Carlson (E)........................  Executive Vice President of Northwestern Mutual Life

George A. Dickerman (AM).....................  President, Spalding Sports Worldwide, Chicopee, MA (manufacturer of sporting equipment)

Thomas I. Dolan (HR).........................  Retired

Pierre S. du Pont (AM).......................  Attorney, Richards, Layton and Finger, Wilmington, DE

James D. Ericson (AM, E, F. HR, OT)..........  President and Chief Executive Officer of Northwestern Mutual Life since 1993;
                                               President and Chief Operating Officer, 1991-1993; prior thereto, President

J. E. Gallegos (A)...........................  Attorney at Law; President, Gallegos Law Firm, Santa Fe, New Mexico

Stephen N. Graff (E, F, OT)..................  Retired Partner, Arthur Andersen LLP (Public Accountants) since 1994; Senior
                                               Partner, 1993-1994; prior thereto, Managing Partner - Milwaukee, WI office

Patricia Albjerg Graham (HR).................  Professor, Graduate School of Education, Harvard University, Cambridge, MA,
                                               and President, The Spencer Foundation (social and behavioral sciences)

Stephen F. Keller (A)........................  Chairman, Santa Anita Realty Enterprises

Barbara A. King (AM).........................  President, Landscape Structures, Inc., Delano, MN (landscape architects)

J. Thomas Lewis (HR).........................  Attorney, Monroe & Lemann, New Orleans, LA

Daniel F. McKeithan, Jr. (E, F, HR)..........  President, Tamarack Petroleum Company, Inc., Milwaukee, WI (operator of oil and gas wells); President, Active Investor Management, Inc., Milwaukee, WI

Guy A. Osborn (E, F, OT).....................  Chairman and Chief Executive Officer of Universal Foods Corporation,
                                               Milwaukee, WI

Donald J. Schuenke (AM, E, F)................  Retired since 1994; Chairman of Northwestern Mutual Life, 1993-1994; Chairman
                                               and Chief Executive Officer, 1990-1993; prior thereto, President and Chief
                                               Executive Officer


                                       --

NAME                                                            PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------------------------------------  ------------------------------------------------------------------------------
H. Mason Sizemore, Jr. (AM)..................  President and Chief Operating Officer, The Seattle Times, Seattle, WA
                                               (publishing)

Harold B. Smith (OT).........................  Chairman, Executive Committee, Illinois Tool Works, Inc., Chicago, IL
                                               (engineered components and industrial systems and consumables)

Sherwood H. Smith, Jr. (AM)..................  Chairman of the Board of Carolina Power & Light since 1997; prior thereto,
                                               Chairman of the Board and Chief Executive Officer

John E. Steuri (OT)..........................  Retired since 1996; prior thereto, Chairman and Chief Executive Officer of
                                               ALLTEL Information Services, Inc., Little Rock, AR (application software)

John J. Stollenwerk (AM, E, F)...............  President and Owner, Allen-Edmonds Shoe Corporation, Port Washington, WI

Barry L. Williams (HR).......................  President and Chief Executive Officer, C.N. Flagg Power, Inc., Meriden, CT
                                               (construction services for electric power plants) and President, Williams
                                               Pacific Ventures, Inc., Redwood City, CA (venture capital)

Kathryn D. Wriston (A).......................  Director of various corporations, New York, NY

A -- Member, Audit Committee                   F -- Member, Finance Committee
AM -- Member, Agency and Marketing Committee   HR -- Member, Human Resources and Public Policy Committee
E -- Member, Executive Committee               OT -- Member, Operations and Technology Committee


SENIOR OFFICERS (OTHER THAN TRUSTEES)

                                     POSITION WITH
          NAME                 NORTHWESTERN MUTUAL LIFE
------------------------  -----------------------------------
Peter W. Bruce            Executive Vice President

Edward J. Zore            Executive Vice President

Deborah A. Beck           Senior Vice President

John M. Bremer            Senior Vice President, General
                          Counsel and Secretary

Mark G. Doll              Senior Vice President

James W. Ehrenstrom       Senior Vice President

Richard L. Hall           Senior Vice President

William C. Koenig         Senior Vice President and Chief
                          Actuary

Mason G. Ross             Senior Vice President

Frederic H. Sweet         Senior Vice President

Dennis Tamcsin            Senior Vice President

Walter J. Wojcik          Senior Vice President

Gary E. Long              Vice President and Controller

REGULATION

Northwestern Mutual Life is subject to the laws of Wisconsin governing insurance companies and to regulation by the Wisconsin Commissioner of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance on or before March 1 in each year covering operations for the preceding year and including financial statements. Regulation by the Wisconsin Insurance Department includes periodic examination to determine solvency and compliance with insurance laws. Northwestern Mutual Life is also

                                       --
subject to the insurance laws and regulations of the other jurisdictions in which it is licensed to operate.

LEGAL PROCEEDINGS

Northwestern Mutual Life is engaged in litigation of various kinds which in its judgment is not of material importance in relation to its total assets. There are no legal proceedings pending to which the Account is a party.

REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Commission, Washington, D.C. by Northwestern Mutual Life under the Securities Act of 1933, as amended, with respect to the Policies. This prospectus does not contain all the information set forth in the registration statement. A copy of the omitted material is available from the main office of the SEC in Washington, D.C. upon payment of the prescribed fee. Further information about the Policies is also available from the Home Office of Northwestern Mutual Life. The address and telephone number are on the cover of this prospectus.

EXPERTS


The financial statements of Northwestern Mutual Life as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 and of the Account as of December 31, 1996 and for each of the two years in the period ended December 31, 1996 included in this prospectus have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Actuarial matters included in this prospectus have been examined by William C. Koenig, F.S.A., Senior Vice President and Chief Actuary of Northwestern Mutual Life. His opinion is filed as an exhibit to the registration statement.


                                       --

             [LOGO]

                                                                          [LOGO]

REPORT OF INDEPENDENT ACCOUNTANTS

To The Northwestern Mutual Life Insurance Company and
Policyowners of Northwestern Mutual Variable Life Account

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and changes in equity present fairly, in all material respects, the financial position of Northwestern Mutual Variable Life Account and the Index 500 Stock Division, Growth Stock Division, Growth and Income Stock Division, Aggressive Growth Stock Division, International Equity Division, Select Bond Division, High Yield Bond Division, Money Market Division and the Balanced Division thereof at December 31, 1996, the results of their operations and the changes in their equity for the year then ended and for each of the other periods presented, in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 1996 with Northwestern Mutual Series Fund, Inc., provide a reasonable basis for the opinion expressed above.

          [/S/ PRICE WATERHOUSE]

Milwaukee, Wisconsin
January 22, 1997

                                       --

                 (This page has been left blank intentionally.)

                                       --

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

FINANCIAL STATEMENTS

DECEMBER 31, 1996

STATEMENT OF ASSETS AND LIABILITIES

(IN THOUSANDS)

ASSETS
  Investments at Market Value:
    Northwestern Mutual Series Fund, Inc.
      Growth Stock
       9,868 shares (cost $12,373)................  $  14,446
      Aggressive Growth Stock
       13,266 shares (cost $34,933)...............     41,721
      International Equity
       18,828 shares (cost $25,015)...............     29,335
      Growth and Income Stock
       12,617 shares (cost $14,934)...............     16,629
      Index 500 Stock
       28,578 shares (cost $43,159)...............     58,729
      Money Market
       14,751 shares (cost $14,751)...............     14,751
      Balanced
       58,687 shares (cost $80,512)...............    100,825
      Select Bond
       5,100 shares (cost $5,931).................      6,243
      High Yield Bond
       3,542 shares (cost $3,821).................      3,892   $ 286,571
                                                    ---------
Due from Sale of Fund Shares..................................         38
Due from Northwestern Mutual Life Insurance Company...........        170
                                                                ---------
      Total Assets............................................  $ 286,779
                                                                ---------
                                                                ---------
LIABILITIES
  Due to Northwestern Mutual Life Insurance Company...........  $      38
  Due on Purchase of Fund Shares..............................        170
                                                                ---------
      Total Liabilities.......................................        208
                                                                ---------
EQUITY (NOTE 8)
  Policies Issued Before October 11, 1995.....................    240,097
  Policies Issued On or After October 11, 1995................     46,474
                                                                ---------
      Total Equity............................................    286,571
                                                                ---------
      Total Liabilities and Equity............................  $ 286,779
                                                                ---------
                                                                ---------

    The accompanying notes are an integral part of the financial statements

                                       --

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS AND CHANGES IN EQUITY

(IN THOUSANDS)

                                                                                                      AGGRESSIVE GROWTH
                                          COMBINED                  GROWTH STOCK DIVISION              STOCK DIVISION
                                -----------------------------   -----------------------------   -----------------------------
                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                    1996            1995            1996            1995            1996            1995
                                -------------   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME
  Dividend Income.............    $ 11,085        $  4,153        $   564          $  188         $   892         $    54
  Mortality and Expense
    Risks.....................       1,102             736             46              21             139              57
  Taxes.......................         461             314             19               9              57              24
                                -------------   -------------   -------------   -------------   -------------   -------------
  Net Investment Income
    (Loss)....................       9,522           3,103            499             158             696             (27)
                                -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Realized Gain on
    Investments...............       2,405           1,300             88              16             301              58
  Unrealized Appreciation of
    Investments During the
    Year......................      21,398          30,929          1,191             906           2,690           3,798
                                -------------   -------------   -------------   -------------   -------------   -------------
  Net Gain on Investments.....      23,803          32,229          1,279             922           2,991           3,856
                                -------------   -------------   -------------   -------------   -------------   -------------
  Increase in Equity Derived
    from Investment
    Activity..................      33,325          35,332          1,778           1,080           3,687           3,829
                                -------------   -------------   -------------   -------------   -------------   -------------
EQUITY TRANSACTIONS
  Policyowners' Net
    Payments..................     101,055          51,813          3,397           2,327          11,065           6,744
  Policy Loans, Surrenders,
    and Death Benefits........     (16,316)        (10,909)          (436)           (251)         (2,117)           (830)
  Mortality and Other (net)...     (16,382)         (9,537)          (665)           (427)         (1,943)         (1,184)
  Transfers from Other
    Divisions.................      45,652          12,075          4,758           1,048          14,807           3,476
  Transfers to Other
    Divisions.................     (45,652)        (12,075)          (447)           (186)         (1,660)           (368)
                                -------------   -------------   -------------   -------------   -------------   -------------
Increase in Equity Derived
  from Equity Transactions....      68,357          31,367          6,607           2,511          20,152           7,838
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Increase in Equity........     101,682          66,699          8,385           3,591          23,839          11,667
EQUITY
  Beginning of Period.........     184,889         118,190          6,061           2,470          17,885           6,218
                                -------------   -------------   -------------   -------------   -------------   -------------
  End of Period...............    $286,571        $184,889        $14,446          $6,061         $41,724         $17,885
                                -------------   -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------   -------------

    The accompanying notes are an integral part of the financial statements

                                       --

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS AND CHANGES IN EQUITY

(IN THOUSANDS)

                                       INTERNATIONAL EQUITY                  GROWTH & INCOME
                                             DIVISION                        STOCK DIVISION
                                 --------------------------------    -------------------------------
                                   YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED
                                  DECEMBER 31,      DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                      1996              1995              1996             1995
                                 --------------    --------------    --------------    -------------
INVESTMENT INCOME
  Dividend Income.............   $         924     $          67     $       1,458     $        496
  Mortality and Expense
    Risks.....................             100                52                58               30
  Taxes.......................              42                22                24               13
                                 --------------    --------------    --------------    -------------
  Net Investment Income
    (Loss)....................             782                (7)            1,376              453
                                 --------------    --------------    --------------    -------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Realized Gain on
    Investments...............              49                 2               117               25
  Unrealized Appreciation of
    Investments During the
    Year......................           3,197             1,389               728            1,057
                                 --------------    --------------    --------------    -------------
  Net Gain on Investments.....           3,246             1,391               845            1,082
                                 --------------    --------------    --------------    -------------
  Increase in Equity Derived
    from Investment
    Activity..................           4,028             1,384             2,221            1,535
                                 --------------    --------------    --------------    -------------
EQUITY TRANSACTIONS
  Policyowners' Net
    Payments..................           8,006             6,472             4,523            3,211
  Policy Loans, Surrenders,
    and Death Benefits........          (1,566)             (634)             (692)            (388)
  Mortality and Other (net)...          (1,529)           (1,156)             (867)            (611)
  Transfers from Other
    Divisions.................           6,728             2,112             3,950            1,329
  Transfers to Other
    Divisions.................            (827)             (750)             (974)            (312)
                                 --------------    --------------    --------------    -------------
Increase in Equity Derived
  from Equity Transactions....          10,812             6,044             5,940            3,229
                                 --------------    --------------    --------------    -------------
Net Increase in Equity........          14,840             7,428             8,161            4,764
EQUITY
  Beginning of Period.........          14,493             7,065             8,467            3,703
                                 --------------    --------------    --------------    -------------
  End of Period...............   $      29,333     $      14,493     $      16,628     $      8,467
                                 --------------    --------------    --------------    -------------
                                 --------------    --------------    --------------    -------------


                                       STOCK DIVISION               MONEY MARKET DIVISION
                                -----------------------------   -----------------------------
                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                    1996            1995            1996            1995
                                -------------   -------------   -------------   -------------
INVESTMENT INCOME
  Dividend Income.............    $  1,153        $    282        $    508        $    252
  Mortality and Expense
    Risks.....................         221             141              47              22
  Taxes.......................          93              60              17               9
                                -------------   -------------   -------------   -------------
  Net Investment Income
    (Loss)....................         839              81             444             221
                                -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Realized Gain on
    Investments...............         359             339              --              --
  Unrealized Appreciation of
    Investments During the
    Year......................       8,074           8,323              --              --
                                -------------   -------------   -------------   -------------
  Net Gain on Investments.....       8,433           8,662               0               0
                                -------------   -------------   -------------   -------------
  Increase in Equity Derived
    from Investment
    Activity..................       9,272           8,743             444             221
                                -------------   -------------   -------------   -------------
EQUITY TRANSACTIONS
  Policyowners' Net
    Payments..................      12,626          11,096          43,564           4,335
  Policy Loans, Surrenders,
    and Death Benefits........      (3,465)         (2,239)           (576)           (285)
  Mortality and Other (net)...      (2,351)         (2,021)         (5,552)           (645)
  Transfers from Other
    Divisions.................       8,372           1,623           2,573           1,210
  Transfers to Other
    Divisions.................      (2,211)         (2,683)        (32,622)         (1,738)
                                -------------   -------------   -------------   -------------
Increase in Equity Derived
  from Equity Transactions....      12,971           5,776           7,387           2,877
                                -------------   -------------   -------------   -------------
Net Increase in Equity........      22,243          14,519           7,831           3,098
EQUITY
  Beginning of Period.........      36,486          21,967           6,919           3,821
                                -------------   -------------   -------------   -------------
  End of Period...............    $ 58,729        $ 36,486        $ 14,750        $  6,919
                                -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------

    The accompanying notes are an integral part of the financial statements

                                       --

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS AND CHANGES IN EQUITY

(IN THOUSANDS)

                                      BALANCED DIVISION             SELECT BOND DIVISION          HIGH YIELD BOND DIVISION
                                -----------------------------   -----------------------------   -----------------------------
                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                    1996            1995            1996            1995            1996            1995
                                -------------   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME
  Dividend Income.............    $  5,010        $  2,521        $    176        $    110        $    400        $    183
  Mortality and Expense
    Risks.....................         452             385              26              20              13               8
  Taxes.......................         193             165              11               9               5               3
                                -------------   -------------   -------------   -------------   -------------   -------------
  Net Investment Income.......       4,365           1,971             139              81             382             172
                                -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Realized Gain on
    Investments...............       1,462             839               8              13              21               8
  Unrealized Appreciation of
    Investments During the
    Year......................       5,413          14,831              22             596              83              29
                                -------------   -------------   -------------   -------------   -------------   -------------
  Net Gain on Investments.....       6,875          15,670              30             609             104              37
                                -------------   -------------   -------------   -------------   -------------   -------------
  Increase in Equity Derived
    from Investment
    Activity..................      11,240          17,641             169             690             486             209
                                -------------   -------------   -------------   -------------   -------------   -------------
EQUITY TRANSACTIONS
  Policyowners' Net
    Payments..................      15,417          15,637           1,356           1,230           1,101             761
  Policy Loans, Surrenders,
    and Death Benefits........      (7,030)         (5,858)           (191)           (311)           (243)           (113)
  Mortality and Other (net)...      (3,034)         (3,110)           (248)           (234)           (193)           (149)
  Transfers from Other
    Divisions.................       2,467             255             954             335           1,043             687
  Transfers to Other
    Divisions.................      (5,909)         (5,344)           (553)           (513)           (449)           (181)
                                -------------   -------------   -------------   -------------   -------------   -------------
Increase in Equity Derived
  from Equity Transactions....       1,911           1,580           1,318             507           1,259           1,005
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Increase in Equity........      13,151          19,221           1,487           1,197           1,745           1,214
EQUITY
  Beginning of Period.........      87,675          68,454           4,756           3,559           2,147             933
                                -------------   -------------   -------------   -------------   -------------   -------------
  End of Period...............    $100,826        $ 87,675        $  6,243        $  4,756        $  3,892        $  2,147
                                -------------   -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------   -------------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       --

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

NOTE 1 -- Northwestern Mutual Variable Life Account (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual Life") used to fund variable life insurance policies.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. (the "Fund"). The shares are valued at the Fund's offering and redemption price per share. The Northwestern Mutual Series Fund, Inc. is a diversified open-end investment company registered under the Investment Company Act of 1940.

NOTE 4 -- Dividend income from the Fund is recorded on the record date of the dividends. Transactions in Fund shares are accounted for on the trade date. The basis for determining cost on sale of Fund shares is identified cost. Purchases and sales of Fund shares for the year ended December 31, 1996 by each Division are shown below:

                                     PURCHASES          SALES
                                  ---------------  ---------------
Growth Stock Division...........  $     7,412,020  $       305,733
Aggressive Growth Division......       21,639,501          793,842
International Equity Division...       11,936,199          340,985
Growth & Income Stock
Division........................        7,873,227          556,889
Index 500 Stock Division........       14,876,042        1,066,298
Money Market Division...........       19,565,721       11,733,323
Balanced Division...............       11,918,678        5,643,557
Select Bond Division............        1,881,306          424,108
High Yield Bond Division........        2,085,969          444,972

NOTE 5 -- A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual Life. Generally, for policies issued before October 11, 1995, and policies issued on or after October 11, 1995 the deduction is at an annual rate of .50% and .60%, respectively, of the net assets of the Account. The mortality risk is that insureds may not live as long as estimated. The expense risk is that expenses of issuing and administering the policies may exceed the estimated costs.

Certain deductions are also made from the annual or single premiums before amounts are allocated to the Account. These deductions are for (1) sales load,
(2) administrative expenses, (3) taxes and (4) a risk charge for the guaranteed minimum death benefit.

Additional mortality costs are deducted from the policy annually and are paid to Northwestern Mutual Life to cover the cost of providing insurance protection. This cost is actuarially calculated based upon the insured's age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy.

NOTE 6 -- Northwestern Mutual Life is taxed as a "life insurance company" under the Internal Revenue Code. The variable life insurance policies which are funded in the Account are taxed as part of the operations of Northwestern Mutual Life. Policies provide that a charge for taxes may be made against the assets of the Account. Generally, for policies issued before October 11, 1995, Northwestern Mutual Life charges the Account at an annual rate of .20% of the Account's net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Generally, for policies issued on or after October 11, 1995, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual Life reserves the right to charge for taxes in the future.

NOTE 7 -- The Account is credited for the policyowners' net annual premiums at the respective policy anniversary dates regardless of when policyowners actually pay their premiums. Northwestern Mutual Life's equity represents any unpaid portion of net annual premiums.

                                       --

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

NOTE 8 -- Equity Values by Division are shown below

                                                                                          POLICIES ISSUED ON OR
                                                                                          AFTER OCTOBER 11, 1995
                                                                                                EQUITY OF
                                                                                         ------------------------
                                                                                         POLICYOWNERS      NML
                                                                                         -------------  ---------
Growth Stock Division..................................................................   $    1,990    $  1,816   $   3,806
Aggressive Growth Stock Division.......................................................        6,342       5,826      12,168
International Equity Division..........................................................        3,185       2,607       5,792
Growth and Income Stock Division.......................................................        2,036       1,679       3,715
Index 500 Stock Division...............................................................        4,353       3,689       8,042
Money Market Division..................................................................        2,762       6,390       9,152
Balanced Division......................................................................        1,378       1,037       2,415
Select Bond Division...................................................................          329         241         570
High Yield Bond Division...............................................................          462         352         814
                                                                                         -------------  ---------  ----------
                                                                                          $   22,837    $ 23,637   $  46,474
                                                                                         -------------  ---------  ----------
                                                                                         -------------  ---------  ----------

                                                                                             POLICIES ISSUED
                                                                                         BEFORE OCTOBER 11, 1995
                                                                                                EQUITY OF
                                                                                         ------------------------
                                                                                         POLICYOWNERS      NML
                                                                                         -------------  ---------
Growth Stock Division..................................................................   $    9,235    $  1,405   $  10,640
Aggressive Growth Stock Division.......................................................       25,388       4,165      29,553
International Equity Division..........................................................       20,256       3,287      23,543
Growth and Income Stock Division.......................................................       11,145       1,768      12,913
Index 500 Stock Division...............................................................       45,632       5,055      50,687
Money Market Division..................................................................        5,263         336       5,599
Balanced Division......................................................................       92,454       5,956      98,410
Select Bond Division...................................................................        5,184         489       5,673
High Yield Bond Division...............................................................        2,670         409       3,079
                                                                                         -------------  ---------  ----------
                                                                                          $  217,227    $ 22,870   $ 240,097
                                                                                         -------------  ---------  ----------
                                                                                         -------------  ---------  ----------

    The accompanying notes are an integral part of the financial statements

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual Life to meet its obligations under the Policies.

CONSOLIDATED STATEMENT OF FINANCIAL POSITION
(IN MILLIONS)

                                                                                                   DECEMBER 31,
                                                                                              ----------------------
                                                                                                 1996        1995
                                                                                              ----------  ----------
ASSETS
BONDS
  United States Government..................................................................  $   5,417   $   3,282
  Industrial and other......................................................................     23,659      22,236
                                                                                              ----------  ----------
                                                                                                 29,076      25,518
                                                                                              ----------  ----------
STOCKS
  Common....................................................................................      3,356       2,894
  Unconsolidated subsidiaries...............................................................        612         531
  Preferred.................................................................................        760         546
                                                                                              ----------  ----------
                                                                                                  4,728       3,971
                                                                                              ----------  ----------
MORTGAGE LOANS..............................................................................      9,564       8,429
REAL ESTATE
  Investment................................................................................      1,257       1,294
  Home office...............................................................................        128         135
                                                                                              ----------  ----------
                                                                                                  1,385       1,429
                                                                                              ----------  ----------
LOANS ON POLICIES...........................................................................      6,802       6,476
OTHER INVESTMENTS...........................................................................      1,714       1,589
CASH AND TEMPORARY INVESTMENTS..............................................................      1,131         544
DUE AND ACCRUED INVESTMENT INCOME...........................................................        764         721
                                                                                              ----------  ----------
    Total invested assets...................................................................     55,164      48,677
                                                                                              ----------  ----------
SEPARATE ACCOUNT BUSINESS...................................................................      6,339       5,000
OTHER ASSETS................................................................................      1,177       1,199
                                                                                              ----------  ----------
    Total Assets............................................................................  $  62,680   $  54,876
                                                                                              ----------  ----------
                                                                                              ----------  ----------

    The accompanying notes are an integral part of the financial statements

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENT OF FINANCIAL POSITION
(IN MILLIONS)

                                                                                                   DECEMBER 31,
                                                                                              ----------------------
                                                                                                 1996        1995
                                                                                              ----------  ----------
LIABILITIES AND RESERVES
LIABILITY FOR POLICY BENEFITS
  Insurance and annuity reserves............................................................  $  43,209   $  39,545
  Policy benefits in process or left for future payments....................................      1,140       1,109
  Premium deposits..........................................................................        427         427
  Policyowner dividends payable.............................................................      2,350       2,115
                                                                                              ----------  ----------
                                                                                                 47,126      43,196
                                                                                              ----------  ----------
OTHER LIABILITIES
  Interest maintenance reserve..............................................................        299         281
  Income taxes..............................................................................        942         895
  Miscellaneous.............................................................................      2,921       1,336
                                                                                              ----------  ----------
                                                                                                  4,162       2,512
                                                                                              ----------  ----------
SEPARATE ACCOUNT BUSINESS...................................................................      6,339       5,000
                                                                                              ----------  ----------
ASSET VALUATION RESERVE.....................................................................      1,538       1,382
                                                                                              ----------  ----------
  Total liabilities.........................................................................     59,165      52,090
                                                                                              ----------  ----------
GENERAL CONTINGENCY RESERVE.................................................................      3,515       2,786
                                                                                              ----------  ----------
Total Liabilities and Contingency Reserve...................................................  $  62,680   $  54,876
                                                                                              ----------  ----------
                                                                                              ----------  ----------

    The accompanying notes are an integral part of the financial statements

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED SUMMARY OF OPERATIONS
(IN MILLIONS)

                                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                                 ----------------------------------
                                                                                    1996        1995        1994
                                                                                 ----------  ----------  ----------
INCOME
  PREMIUMS.....................................................................  $   6,760   $   6,196   $   5,743
  NET INVESTMENT INCOME........................................................      3,836       3,673       3,106
  POLICY BENEFITS LEFT WITH COMPANY AND OTHER INCOME...........................        666         733         636
                                                                                 ----------  ----------  ----------
    Total income...............................................................     11,262      10,602       9,485
                                                                                 ----------  ----------  ----------
DISPOSITION OF INCOME
  COSTS
    Agents' compensation.......................................................        529         508         492
    Other insurance costs......................................................        418         398         334
    Premium and other taxes or assessments.....................................         96         120         120
                                                                                 ----------  ----------  ----------
                                                                                     1,043       1,026         946
                                                                                 ----------  ----------  ----------
BENEFITS TO POLICYOWNERS AND BENEFICIARIES
    Death benefits.............................................................        673         655         609
    Surrender benefits.........................................................      1,182       1,375         904
    Disability benefits........................................................        202         174         151
    Annuity benefits...........................................................        128          92          94
    Matured endowments.........................................................         52          48          54
    Payments from policy benefits left with Company............................        684         590         568
    Net transfers to separate accounts.........................................        579         236         344
    Net additions to policy reserves...........................................      3,701       3,506       3,313
                                                                                 ----------  ----------  ----------
                                                                                     7,201       6,676       6,037
                                                                                 ----------  ----------  ----------
      Total disposition of income..............................................      8,244       7,702       6,983
                                                                                 ----------  ----------  ----------
SAVINGS FROM OPERATIONS BEFORE INCOME TAXES AND DIVIDENDS......................      3,018       2,900       2,502
INCOME TAX EXPENSE.............................................................        452         467         281
                                                                                 ----------  ----------  ----------
SAVINGS FROM OPERATIONS BEFORE DIVIDENDS.......................................      2,566       2,433       2,221
POLICYOWNER DIVIDENDS..........................................................      2,341       2,111       1,942
                                                                                 ----------  ----------  ----------
NET SAVINGS FROM OPERATIONS....................................................        225         322         279
NET REALIZED CAPITAL GAINS, LESS TAX EXPENSE OF $208, $98 AND 85,
 RESPECTIVELY..................................................................        395         137         119
                                                                                 ----------  ----------  ----------
CONTRIBUTION TO GENERAL CONTINGENCY RESERVE FROM OPERATIONS....................  $     620   $     459   $     398
                                                                                 ----------  ----------  ----------
                                                                                 ----------  ----------  ----------

    The accompanying notes are an integral part of the financial statements

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENT OF GENERAL CONTINGENCY RESERVE
(IN MILLIONS)

                                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                                                      ----------------------------------
                                                                                         1996        1995        1994
                                                                                      ----------  ----------  ----------
BEGINNING OF YEAR BALANCE...........................................................  $   2,786   $   2,225   $   2,030
  Contribution to general contingency reserve from operations.......................        620         459         398
  Change in net unrealized capital gains............................................        295         373        (242)
  Change in asset valuation reserve.................................................       (156)       (192)         37
  Other -- net......................................................................        (30)        (79)          2
                                                                                      ----------  ----------  ----------
END OF YEAR BALANCE.................................................................  $   3,515   $   2,786   $   2,225
                                                                                      ----------  ----------  ----------
                                                                                      ----------  ----------  ----------

    The accompanying notes are an integral part of the financial statements

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENT OF CASH FLOWS
(IN MILLIONS)

                                                                                FOR THE YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------
                                                                                  1996        1995        1994
                                                                               ----------  ----------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES
    Insurance premiums, annuities and other considerations...................  $   7,361   $   6,864   $   6,299
    Net investment income received...........................................      3,634       3,480       3,013
    Net loans on policies....................................................       (326)       (331)       (297)
    Benefits paid to policyholders and beneficiaries.........................     (2,912)     (2,939)     (2,357)
    Net transfers to separate accounts.......................................       (579)       (236)       (344)
    Policyowner dividends paid...............................................     (2,105)     (1,945)     (1,777)
    Expenses and taxes.......................................................     (1,424)     (1,279)     (1,033)
    Other -- net.............................................................      1,558         381          89
                                                                               ----------  ----------  ----------
    NET CASH PROVIDED BY OPERATING ACTIVITIES................................      5,207       3,995       3,593
CASH FLOWS FROM INVESTING ACTIVITIES
  PROCEEDS FROM INVESTMENTS SOLD OR MATURED
    Bonds....................................................................     31,942      25,317      27,096
    Stocks...................................................................      4,570       2,465       1,469
    Mortgage loans...........................................................      1,253         431         512
    Real estate..............................................................        178          48         164
    Other invested assets....................................................        316         149         213
    Capital gain (tax) benefit...............................................       (239)        (85)         28
                                                                               ----------  ----------  ----------
                                                                                  38,020      28,325      29,482
COST OF INVESTMENTS ACQUIRED
    Bonds....................................................................     35,342      27,596      29,674
    Stocks...................................................................      4,463       2,562       1,606
    Mortgage loans...........................................................      2,455       1,883       1,356
    Real estate..............................................................        125         202           6
    Other invested assets....................................................        255         336         413
                                                                               ----------  ----------  ----------
                                                                                  42,640      32,579      33,055
    NET CASH USED IN INVESTING ACTIVITIES....................................     (4,620)     (4,254)     (3,573)
                                                                               ----------  ----------  ----------
NET (DECREASE) INCREASE IN CASH AND TEMPORARY INVESTMENTS....................        587        (259)         20
CASH AND TEMPORARY INVESTMENTS, BEGINNING OF YEAR............................        544         803         783
                                                                               ----------  ----------  ----------
CASH AND TEMPORARY INVESTMENTS, END OF YEAR..................................  $   1,131   $     544   $     803
                                                                               ----------  ----------  ----------
                                                                               ----------  ----------  ----------

    The accompanying notes are an integral part of the financial statements

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1996, 1995 AND 1994

NOTE 1 -- PRINCIPAL ACCOUNTING POLICIES

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company (the "Company") and its wholly-owned life insurance subsidiary. The Company offers life, annuity and disability income products to the personal, business, estate and tax-qualified markets.

The consolidated financial statements have been prepared using accounting policies prescribed or permitted by the Insurance Departments of the states in which the Company and its subsidiary are domiciled (statutory basis of accounting). Prior to December 15, 1995, these policies were considered generally accepted accounting principles ("GAAP") for mutual life insurance enterprises. However, in April 1993, the Financial Accounting Standards Board issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance Companies and Other Enterprises," which established a different definition of GAAP for mutual life insurance enterprises. Under the Interpretation, financial statements of mutual life insurance enterprises for periods beginning after December 15, 1995 which are prepared on the statutory basis of accounting are no longer characterized as being in conformity with GAAP.

The consolidated financial statements are prepared on the statutory basis of accounting and are not intended to represent a presentation in accordance with GAAP. Financial statements prepared on a statutory basis of accounting vary from financial statements prepared on a GAAP basis primarily because on a GAAP basis policy acquisition costs are deferred and amortized, investment valuations and insurance reserves are based on different assumptions, deferred taxes are provided for book and tax differences and premiums on annuity contracts are accounted for as deposits to policyholders' accounts.

The preparation of financial statements in conformity with the statutory basis of accounting requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

The Company's investments are valued on the following bases:

Bonds                                   --      Amortized cost using the interest method; loan-backed and structured securities are amortized using estimated prepayment rates and, generally, the prospective adjustment method
Common Stocks                           --      Market value
Unconsolidated Subsidiaries             --      Equity in subsidiaries' net assets
Preferred Stocks                        --      Cost
Mortgage Loans                          --      Amortized cost
Investment Real Estate                  --      Lower of cost, less depreciation and encumbrances, or estimated net realizable value
Home Office Real Estate                 --      Cost, less depreciation
Loans on Policies                       --      Cost
Other Investments -- Joint Ventures     --      Lower of equity in or market value of ventures' net assets

--------------------------------------------------------------------------------

SEPARATE ACCOUNT BUSINESS

This business consists of annuities funded by specific assets held in separate accounts. The assets in these accounts are carried at market value. The policy values reflect the investment performance of the respective accounts.

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

INSURANCE, ANNUITY AND DISABILITY INCOME RESERVES

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method with interest rates ranging from 3 1/2% to 5 1/2%. Other policy reserves are based primarily on the net level premium method employing various mortality tables at interest rates ranging from 2% to 4 1/2%.

Deferred annuity reserves on policies issued since 1985 are valued using the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on the contract value. Immediate annuity reserves are present values of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%.

Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Previous DI business uses the net level premium method, using a 3% or 4% interest rate and the 1964 Commissioner's Disability Table for morbidity. Disabled life reserves for DI policies are based on the present values of expected benefit payments using primarily the 1985 CIDA (modified for Company experience in the first two years of disability) with interest rates ranging from 3% to 5 1/2%.

Use of these actuarial tables and methods involves estimation of future mortality and morbidity based on past experience. Actual future experience could differ from these estimates.

INTEREST MAINTENANCE RESERVE

The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR establishes a reserve for realized gains and losses, net of tax, resulting from changes in interest rates on short and long-term fixed income investments. Net realized gains and losses charged to the IMR are amortized into investment income over the approximate remaining life of the investment sold.

ASSET VALUE RESERVE

The Company is also required to maintain an asset valuation reserve ("AVR"). The AVR establishes a reserve for certain invested assets held by the Company. In the aggregate, AVR was 83.8% of the allowable maximum at December 31, 1996.

PREMIUM INCOME

Life insurance premiums are recognized as income at the beginning of each policy year.

REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and co-insurance contracts. In 1996, the Company increased its use of coinsurance on term insurance. As of December 31, 1996, total life insurance inforce approximated $430 billion, of which approximately $146 billion, comprised principally of term insurance, had been ceded to various reinsurers. The Company retains a maximum of $15 million of coverage per individual life and $20 million maximum of coverage per joint life.

OPERATING COSTS

Operating costs, including costs of acquiring new policies, are charged to operations as incurred.

INCOME TAXES

Provisions for income taxes are based on current income tax returns without recognition of deferred taxes due to timing differences. The portion of the federal income tax based on mutual life insurance company equity is reflected as a component of income tax expense, including related adjustments for prior years.

The Company files a consolidated life-nonlife federal income tax return. Federal income tax returns for years through 1988 are closed as to further assessment of tax. Adequate provision has been made in the financial statements for any additional taxes which may become due with respect to the open years.

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

The Company's effective tax rate on savings from operations before income tax expense (after dividends) in 1996 was approximately 67%. Two significant factors cause the Company's effective tax rate to exceed the federal corporate rate of 35%. First, the Company pays a tax that is assessed only on mutual life insurance companies, which is an amount that purports to equate a portion of policyholder dividends with nondeductible dividends paid to shareholders of stock companies. Second, the Company must capitalize and amortize (as opposed to immediately deducting) an amount deemed to represent the cost of acquiring new business ("DAC tax").

POLICYOWNER DIVIDENDS

Dividends payable in the following year on participating policies are charged to current operations. All life insurance policies issued by the Company are participating.

RECLASSIFICATION

Certain amounts in previously issued financial statements have been reclassified to conform to current year presentation.

NOTE 2 -- DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The following summarizes the bases used by the Company in estimating its fair value disclosures for financial instruments:

    Bonds and common and preferred stocks -- Fair values are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

    Mortgage loans -- Fair values are derived by discounting the future estimated cash flows using current interest rates of debt securities with similar credit risk and maturities, or utilizing net realizable values.

    Loans on policies -- The carrying amount reported in the statement of financial position approximates fair value since loans on policies reduce the amount payable at death or at surrender of the contract.

    Cash and temporary investments and due and accrued investment income -- The carrying amounts reported in the statement of financial position approximate fair value.

    Annuity reserves (without mortality/morbidity features) -- Fair values are derived by discounting the future estimated cash flows using current interest rates with similar maturities.

    Other deposit liabilities -- The carrying amounts reported in the statement of financial position approximate fair value.

NOTE 3 -- INVESTMENTS

NET INVESTMENT INCOME

The Company's net investment income for the years ended December 31, 1996, 1995 and 1994 of the following:

                                    1996        1995        1994
                                 ----------  ----------  ----------
                                           (IN MILLIONS)
Interest, dividends, rents,
equity in unconsolidated
subsidiaries' earnings and
joint venture income...........  $   4,125   $   3,952   $   3,395
Less: Investment expenses and
depreciation...................       (289)       (279)       (289)
                                 ----------  ----------  ----------
Net investment income..........  $   3,836   $   3,673   $   3,106
                                 ----------  ----------  ----------
                                 ----------  ----------  ----------

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

REALIZED GAINS AND LOSSES

During 1996, 1995 and 1994, the Company, in its normal course of business, sold certain invested assets realizing gains and losses before transfer to the IMR and capital gains tax from such sales as follows:

                                             FOR THE YEAR ENDED                        FOR THE YEAR ENDED
                                              DECEMBER 31, 1996                         DECEMBER 31, 1995
                                   ---------------------------------------   ---------------------------------------
                                                                   NET                                       NET
                                                                REALIZED                                  REALIZED
                                    REALIZED      REALIZED        GAINS       REALIZED      REALIZED        GAINS
                                      GAINS        LOSSES       (LOSSES)        GAINS        LOSSES       (LOSSES)
                                   -----------   -----------   -----------   -----------   -----------   -----------
                                                                     (IN MILLIONS)
Bonds............................  $      396    $     (383)   $       13    $      576    $     (130)   $      446
Stocks...........................         580          (115)          465           574          (429)          145
Mortgage loans...................           2           (15)          (13)            2           (32)          (30)
Real estate......................          36             0            36            14            (3)           11
Other invested assets............         204           (51)          153           188           (95)           93
                                   -----------   -----------        -----    -----------   -----------        -----
                                   $    1,218    $     (564)   $      654    $    1,354    $     (689)   $      665
                                   -----------   -----------        -----    -----------   -----------        -----
                                   -----------   -----------        -----    -----------   -----------        -----

                                             FOR THE YEAR ENDED
                                              DECEMBER 31, 1994
                                   ---------------------------------------
                                                                   NET
                                                                REALIZED
                                    REALIZED      REALIZED        GAINS
                                      GAINS        LOSSES       (LOSSES)
                                   -----------   -----------   -----------

Bonds............................  $      171    $     (535)   $     (364)
Stocks...........................         499          (291)          208
Mortgage loans...................      --               (37)          (37)
Real estate......................          16            (7)            9
Other invested assets............         110           (98)           12
                                        -----    -----------   -----------
                                   $      796    $     (968)   $     (172)
                                        -----    -----------   -----------
                                        -----    -----------   -----------

--------------------------------------------------------------------------------

DEBT SECURITIES

Debt securities consist of all bonds, fixed maturity preferred stocks and short term fixed income investments.

The statement values, which principally represent amortized cost, and estimated market values of the Company's debt securities at December 31, 1996 and 1995 are as follows:

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                                                                                 RECONCILIATION TO ESTIMATED MARKET VALUE
                                                                         ---------------------------------------------------------
                                                                                          GROSS            GROSS        ESTIMATED
                                                                          STATEMENT     UNREALIZED      UNREALIZED       MARKET
DECEMBER 31, 1996                                                           VALUE      APPRECIATION    DEPRECIATION       VALUE
-----------------------------------------------------------------------  -----------  --------------  ---------------  -----------
                                                                                               (IN MILLIONS)
US Government and political obligations................................   $   4,809     $     171       $      (2)      $   4,978
Mortgage-backed securities.............................................       6,747           179             (38)          6,888
Corporate and other debt securities....................................      18,722           776             (99)         19,399
                                                                         -----------      -------          ------      -----------
                                                                             30,278         1,126            (139)         31,265
Preferred stocks.......................................................          84             6              (1)             89
                                                                         -----------      -------          ------      -----------
Total..................................................................   $  30,362     $   1,132       $    (140)      $  31,354
                                                                         -----------      -------          ------      -----------
                                                                         -----------      -------          ------      -----------


                                                                                 RECONCILIATION TO ESTIMATED MARKET VALUE
                                                                         ---------------------------------------------------------
                                                                                          GROSS            GROSS        ESTIMATED
                                                                          STATEMENT     UNREALIZED      UNREALIZED       MARKET
DECEMBER 31, 1995                                                           VALUE      APPRECIATION    DEPRECIATION       VALUE
-----------------------------------------------------------------------  -----------  --------------  ---------------  -----------
                                                                                               (IN MILLIONS)
US Government and political obligations................................   $   3,267     $     296       $      (1)      $   3,562
Mortgage-backed securities.............................................       6,734           336             (12)          7,058
Corporate and other debt securities....................................      15,999         1,250             (47)         17,202
                                                                         -----------      -------          ------      -----------
                                                                             26,000         1,882             (60)         27,822
Preferred stocks.......................................................         108             3              (2)            109
                                                                         -----------      -------          ------      -----------
Total..................................................................   $  26,108     $   1,885       $     (62)      $  27,931
                                                                         -----------      -------          ------      -----------
                                                                         -----------      -------          ------      -----------

--------------------------------------------------------------------------------

The amortized cost and estimated value of debt securities at December 31, 1996 and 1995, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                 DECEMBER 31, 1996         DECEMBER 31, 1995
                                                                              ------------------------  ------------------------
                                                                                            ESTIMATED                 ESTIMATED
                                                                               STATEMENT     MARKET      STATEMENT     MARKET
                                                                                 VALUE        VALUE        VALUE        VALUE
                                                                              -----------  -----------  -----------  -----------
                                                                                                (IN MILLIONS)
Due in one year or less.....................................................   $   1,659    $   1,713    $     977    $     979
Due after one year through five years.......................................       4,077        4,205        3,658        3,879
Due after five years through ten years......................................       7,802        8,092        6,879        7,347
Due after ten years.........................................................      10,077       10,456        7,860        8,668
                                                                              -----------  -----------  -----------  -----------
                                                                                  23,615       24,466       19,374       20,873
Mortgage-backed securities..................................................       6,747        6,888        6,734        7,058
                                                                              -----------  -----------  -----------  -----------
                                                                               $  30,362    $  31,354    $  26,108    $  27,931
                                                                              -----------  -----------  -----------  -----------
                                                                              -----------  -----------  -----------  -----------

--------------------------------------------------------------------------------

The fair value of perpetual preferred stocks as of December 31, 1996 and 1995 approximates $892 million and $578 million, respectively, compared to the statement values of $676 million and $439 million, respectively.

The Company has entered into a securities lending agreement whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 1996 the estimated fair value of loaned securities was $2.2 billion. The Company's policy requires a minimum of 102 percent of the fair value of the loaned securities as collateral, calculated on a daily basis in the form of either cash or securities. Cash collateral received and related amounts due to counterparties are reflected in the consolidated statement of financial position. To further minimize the credit risks related to this program, the financial

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

condition of counterparties is monitored on a regular basis.

MORTGAGE LOANS

As of December 31, 1996 and 1995, the mortgage loan portfolio was distributed as follows:

                                         DECEMBER 31, 1996                     DECEMBER 31, 1995
                                -----------------------------------   -----------------------------------
GEOGRAPHIC LOCATION                                  % OF TOTAL                            % OF TOTAL
------------------------------  STATEMENT VALUE   -----------------   STATEMENT VALUE   -----------------
                                ----------------                      ----------------
                                 (IN MILLIONS)                         (IN MILLIONS)
  Middle Atlantic.............        1,17$0                  12.3%           94$5                  11.2%
  South Atlantic..............        2,845                   29.7          2,346                   27.8
  North Central...............        1,675                   17.5          1,560                   18.5
  South Central...............        1,035                   10.8          1,018                   12.1
  Pacific Northwest...........          578                    6.1            454                    5.4
  Pacific.....................        1,998                   20.9          1,803                   21.4
  Canada......................          263                    2.7            303                    3.6
                                    -------                -------        -------                -------
                                      9,56$4                 100.0%         8,42$9                 100.0%
                                    -------                -------        -------                -------
                                    -------                -------        -------                -------

PROPERTY TYPE
------------------------------
  Retail......................        3,09$9                  32.4%         2,89$7                  34.4%
  Office Building.............        2,963                   31.0          2,677                   31.8
  Residential.................        2,340                   24.5          1,804                   21.4
  Commercial..................          818                    8.5            792                    9.4
  Other.......................          344                    3.6            259                    3.0
                                    -------                -------        -------                -------
                                      9,56$4                 100.0%         8,42$9                 100.0%
                                    -------                -------        -------                -------
                                    -------                -------        -------                -------

--------------------------------------------------------------------------------

The fair value of mortgage loans as of December 31, 1996 and 1995 approximates $9,823 million and $8,983 million, respectively.

AFFILIATES

The Company has a 17.7% investment in MGIC Investment Corporation ("MGIC"), an affiliate. At December 31, 1996, the market value of the Company's investment in MGIC (10.4 million shares) exceeded the statement value by $466 million. During 1996, NML sold 1.2 million shares of MGIC resulting in a realized gain of $50.0 million.

In July 1995, the Company entered into a forward contract with a brokerage firm to deliver 4.4 million to 5.4 million shares of MGIC (or cash) in August 1998 for a price determined by the market value of the MGIC shares at that time in exchange for a fixed cash payment of $247 million ($48 per share). The Company's objective in entering into the forward contract is to hedge against depreciation in the value of its MGIC holdings during the contract period below the initial spot price of $48, while partially participating in appreciation, if any, during the forward contract's duration.

REAL ESTATE

For real estate and joint venture properties acquired subsequent to December 1990, the Company calculates depreciation using the straight-line method in accordance with guidelines established by the National Association of Insurance Commissioners. For properties acquired prior to December 1990, the Company calculates depreciation using either the straight-line method or the constant-yield method. Home office real estate is depreciated using the straight-line method.

At December 31, 1996, investment real estate includes $119 million of real estate acquired through foreclosure. In 1996, the Company recorded writedowns of $31 million and $12 million for the excess of carrying value over fair value of certain real estate investments and mortgage loans, respectively. Valuation allowances for real estate and mortgage loans with fair values that are less than statement values are adequately covered by normal AVR reserves and by a $110 million special

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

investment reserve established by the Company for real estate, mortgage loans and other invested assets.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company's current utilization of derivative financial instruments is limited. The Company's derivative transactions are used to reduce or modify risks of volatility related to foreign currency, interest rate movements and stock price fluctuation. These hedging strategies use forwards, futures, options and swaps.

At December 31, 1996 the Company held the following positions:

DERIVATIVE FINANCIAL INSTRUMENT:                                                                RISKS REDUCED
---------------------------------------------     NOTIONAL CONTRACT AMOUNTS     ---------------------------------------------
                                                        ------------
                                                        ($ MILLIONS)
Foreign Currency Forward Contracts...........                           85$4    Currency exposure on foreign denominated
                                                                                 investments.
Stock Futures................................                           279     Stock market price fluctuation.
Option to acquire an Interest Rate Swap......                           320     Interest rates payable on Fixed Annuities.
Foreign Currency and Interest Rate Swaps.....                           251     Interest rates on variable rate notes and
                                                                                currency on foreign denominated bonds.

The hedges are recorded by the Company in the same manner as the underlying investments. Changes in the values of these contracts are expected to offset the gains and losses on the hedged investments. On hedges marked to market, gains and losses are unrealized before contract settlement and realized on settlement.

The effect of derivative transactions is not significant to the Company's results of operations or financial position.

NOTE 4 -- ANNUITIES AND OTHER DEPOSIT LIABILITIES

The value of annuities (without mortality/morbidity features) and other deposit liabilities as of December 31, 1996 and 1995 are as follows:

                                       DECEMBER 31, 1996                 DECEMBER 31, 1995
                                --------------------------------  --------------------------------
                                STATEMENT VALUE    FAIR VALUE     STATEMENT VALUE    FAIR VALUE
                                ---------------  ---------------  ---------------  ---------------
                                                          (IN MILLIONS)
Annuities.....................  $       2,554    $       2,477    $       2,631    $       2,437
Other deposit liabilities.....            797              797              783              783

--------------------------------------------------------------------------------

NOTE 5 -- BENEFIT PLANS

The Company maintains non-contributory defined benefit retirement plans for all eligible employees and agents as well as a 401(k) plan for eligible employees and a non-contributory defined contribution plan for all full-time agents. These plans are funded currently and plan assets of $1.3 billion at December 31, 1996 are primarily included in the separate accounts of the Company. As of January 1, 1996, the most recent actuarial valuation date available, the defined benefit plans were fully funded.

In addition to pension benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company.

Postretirement benefit cost for the year ended December 31, 1996 was a benefit of $12 million; it includes the expected cost of postretirement benefits for newly eligible and vested employees and interest cost totaling $6 million offset by gains from differences between actuarial assumptions and actual experience of

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

$18 million. At December 31, 1996 and 1995, the unfunded postretirement benefit obligation for retirees and other fully eligible or vested employees was $35 million and $49 million, respectively. The estimated postretirement benefit obligation for active non-vested employees was $43 million. The discount rate used to determine the postretirement benefit obligation was 7% and the health care cost trend rate was 10% in 1996, declining by 1% per year to an ultimate rate of 5% over 5 years. If the health care cost trend rate assumptions were increased by 1%, the postretirement benefit obligation as of December 31, 1996 would be increased by $5 million.

At December 31, 1996, the plan assets attributable to postretirement health care benefits totaled $34 million.

NOTE 6 -- REINSURANCE

The amounts shown in the accompanying consolidated financial statements are net of reinsurance activity. Reserves at December 31, 1996 are stated net of reinsurance of $355 million. The effect of reinsurance on premiums and benefits for the years ended December 31, 1996, 1995 and 1994 are as follows (in millions):

                                    1996        1995        1994
                                 ----------  ----------  ----------
Direct premiums................  $   7,064   $   6,452   $   5,977
Reinsurance ceded..............       (304)       (256)       (234)
                                 ----------  ----------  ----------
Net premiums...................  $   6,760   $   6,196   $   5,743
                                 ----------  ----------  ----------
                                 ----------  ----------  ----------
Benefits to policyholders and
 beneficiaries.................  $   7,348   $   6,818   $   6,178
Reinsurance recoveries.........       (147)       (142)       (141)
                                 ----------  ----------  ----------
Net benefits to policyholders
 and beneficiaries.............  $   7,201   $   6,676   $   6,037
                                 ----------  ----------  ----------
                                 ----------  ----------  ----------

In addition, the Company received credits of $93 million from reinsurers representing reimbursements of commissions and other expenses. The credits are included in other income in the consolidated summary of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

NOTE 7 -- CONTINGENCIES

In the normal course of business, the Company enters into transactions to reduce its exposure to fluctuations in interest rates and market volatility. These instruments may involve credit risk and may also be subject to risk of loss due to interest rate fluctuations.

The Company has guaranteed certain obligations of its affiliates. These guarantees totaled approximately $120 million at December 31, 1996 and are generally supported by the underlying net asset values of the affiliates.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from such actions would not have a material effect on the Company's financial condition.

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

             [LOGO]

                                                                          [LOGO]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 1996 and 1995, and the related consolidated summary of operations and consolidated statements of general contingency reserve and of cash flows for each of the three years in the period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our report dated January 24, 1996, we expressed an opinion that the 1995 and 1994 consolidated financial statements, prepared using accounting practices prescribed or permitted by the Insurance Departments of the states in which the Company and its subsidiary are domiciled (statutory basis of accounting), were presented fairly, in all material respects, in conformity with generally accepted accounting principles. As described in Note 1 to these financial statements, pursuant to the pronouncement of the Financial Accounting Standards Board, financial statements of mutual life insurance enterprises prepared using accounting practices prescribed or permitted by insurance regulators (statutory basis of accounting) are no longer considered presentations in conformity with generally accepted accounting principles. Accordingly, our present opinion on the presentation of the 1995 and 1994 financial statements, as presented herein, is different from that expressed in our previous report.


As described in Note 1, these consolidated financial statements were prepared in conformity with accounting practices prescribed or permitted by the Insurance Departments of the states in which the Company and its subsidiary are domiciled (statutory basis of accounting), which practices differ from generally accepted accounting principles. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.


In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary at December 31, 1996 and 1995, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 1996 because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles referred to in the preceding paragraph and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary at December 31, 1996 and 1995 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, on the basis of accounting described in Note 1.


                  [LOGO]
January 22, 1997

                                       --

APPENDIX

ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND ACCUMULATED PREMIUMS. The tables on the following pages illustrate how the death benefit and cash value for a Policy would vary over time based on hypothetical investment results. The tables assume gross (after tax) investment return rates of 0%, 6% and 12% on assets of the Account. The Policies illustrated are for male insureds, select risks, age 35. The first two illustrations, on pages 44-45, are for a policy with a Minimum Guaranteed Death Benefit of $100,000 and no Additional Protection, based (1) on current charges and the current dividend scale and (2) on maximum charges and zero dividends. The other two illustrations are for a Policy with a Minimum Guaranteed Death Benefit of $100,000 and Additional Protection of $100,000.

The death benefits and cash values would be different from those shown if the gross investment return rate averaged 0%, 6% or 12%, but fluctuated over and under the average rate at various points in time. The values would also be different, depending on the Account divisions selected by the owner of the Policy, if the return rate for the nine Fund Portfolios averaged 0%, 6% or 12%, but the rates for each individual Portfolio varied over and under the average.


The amounts shown as the death benefits and cash values reflect the deductions from premiums, deductions from Policy Value and the charge at the annual rate of
 .60% of the Account's assets for mortality and expense risks. The amounts shown as the cash values reflect the deduction of the surrender charge during the first fifteen Policy years. The amounts shown also reflect the average of the investment advisory fees and other Fund expenses applicable to each of the nine Portfolios of the Fund during 1996 at the annual rate of .47% of the Fund's net assets. See "The Fund", p. 4. Thus the 0%, 6% and 12% gross hypothetical return rates on the Fund's assets are equivalent to the net rates of -1.07%, 4.93% and 10.93% on the assets of the Account.


The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, at a 5% interest rate compounded annually.


The death benefits and corresponding cash values shown on pages 44 and 46 illustrate benefits which would be paid if investment returns of 0%, 6% and 12% are realized, if mortality and expense experience in the future is as currently experienced and if the current dividend scale remains unchanged. See "Annual Dividends," p. 12. HOWEVER, THERE IS NO GUARANTEE AS TO THE AMOUNT OF DIVIDENDS, IF ANY, THAT WILL BE PAID UNDER A POLICY. Although the tables are based on the assumption that dividends will be used to increase the Policy Value, other dividend options are available. The use of dividends for other purposes during the guaranteed period for Additional Protection may cause the guaranteed period to terminate. See "Death Benefit", p. 8.


A comparable illustration based on a proposed insured's age, sex and risk classification and proposed face amount or premium is available upon request.

                                       --

        VARIABLE WHOLE LIFE WITH ADDITIONAL PROTECTION INSURANCE POLICY
                 MALE ISSUE AGE 35 -- SELECT UNDERWRITING RISK
             $100,000 VARIABLE WHOLE LIFE, $0 ADDITIONAL PROTECTION
                           $1,347 ANNUAL PREMIUM (1)
                     CURRENT CHARGES AND DIVIDEND SCALE (2)
                    DIVIDENDS USED TO INCREASE POLICY VALUE

                                                  DEATH BENEFIT (3)                CASH SURRENDER VALUE (3)
                                         ------------------------------------  ---------------------------------
                             PREMIUM
                           ACCUMULATED       ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
                              AT 5%          ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
         END OF           INTEREST PER   ------------------------------------  ---------------------------------
      POLICY YEAR             YEAR           0%          6%          12%          0%          6%         12%
------------------------  -------------  ----------  ----------  ------------  ---------  ----------  ----------
1.......................   $     1,414   $  100,000  $  100,012  $    100,071  $     344  $      403  $      462
2.......................         2,899      100,000     100,036       100,221      1,285       1,464       1,650
3.......................         4,459      100,000     100,071       100,462      2,207       2,570       2,961
4.......................         6,096      100,000     100,118       100,805      3,111       3,722       4,409
5.......................         7,815      100,000     100,178       101,265      3,992       4,921       6,008
6.......................         9,620      100,000     100,251       101,854      4,902       6,219       7,822
7.......................        11,516      100,000     100,341       102,596      5,788       7,567       9,822
8.......................        13,506      100,000     100,450       103,510      6,653       8,969      12,028
9.......................        15,595      100,000     100,583       104,620      7,497      10,430      14,467
10......................        17,790      100,000     100,741       105,953      8,323      11,954      17,165
15......................        30,520      100,000     102,678       117,831     13,037      21,588      36,741
20......................        46,767      100,000     106,819       159,896     17,358      33,817      69,844
25......................        67,503      100,000     113,253       247,244     20,765      49,042     124,767
30 (age 65).............        93,968      100,000     122,969       373,039     22,894      68,023     214,911
35......................       127,745      100,000     141,443       557,972     23,033      91,631     361,471
40......................       170,853      100,000     167,230       830,855     18,998     119,800     595,208
45......................       225,872      100,000     196,087     1,236,201      5,813     152,285     960,058

(1) If premiums are paid more frequently than annually the payments would be $687.78 semiannually, $348.58 quarterly, or $116.75 monthly.

(2) Dividends illustrated are based on current scale and experience and are not guaranteed.

(3) Assumes no policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                       --

        VARIABLE WHOLE LIFE WITH ADDITIONAL PROTECTION INSURANCE POLICY
                 MALE ISSUE AGE 35 -- SELECT UNDERWRITING RISK
             $100,000 VARIABLE WHOLE LIFE, $0 ADDITIONAL PROTECTION
                           $1,347 ANNUAL PREMIUM (1)
                       MAXIMUM CHARGES AND ZERO DIVIDENDS

                                                   DEATH BENEFIT (2)               CASH SURRENDER VALUE (2)
                                           ----------------------------------  ---------------------------------
                               PREMIUM
                             ACCUMULATED   ASSUMING HYPOTHETICAL GROSS ANNUAL     ASSUMING HYPOTHETICAL GROSS
                                AT 5%             INVESTMENT RETURN OF            ANNUAL INVESTMENT RETURN OF
          END OF            INTEREST PER   ----------------------------------  ---------------------------------
       POLICY YEAR              YEAR           0%          6%         12%         0%          6%         12%
--------------------------  -------------  ----------  ----------  ----------  ---------  ----------  ----------
1.........................   $     1,414   $  100,000  $  100,009  $  100,068  $     341  $      400  $      458
2.........................         2,899      100,000     100,029     100,214      1,279       1,457       1,642
3.........................         4,459      100,000     100,059     100,449      2,198       2,558       2,948
4.........................         6,096      100,000     100,101     100,783      3,098       3,705       4,387
5.........................         7,815      100,000     100,156     101,231      3,977       4,898       5,974
6.........................         9,620      100,000     100,222     101,807      4,886       6,190       7,775
7.........................        11,516      100,000     100,304     102,527      5,771       7,530       9,753
8.........................        13,506      100,000     100,401     103,411      6,633       8,920      11,930
9.........................        15,595      100,000     100,515     104,477      7,471      10,362      14,324
10........................        17,790      100,000     100,645     105,747      8,284      11,858      16,960
15........................        30,520      100,000     101,605     116,148     12,238      20,515      35,058
20........................        46,767      100,000     103,207     146,006     14,756      30,205      63,776
25........................        67,503      100,000     105,665     216,646     15,769      41,454     109,326
30 (age 65)...............        93,968      100,000     109,239     312,200     14,328      54,293     179,862
35........................       127,745      100,000     114,246     442,571      8,338      68,598     286,711
40........................       170,853      100,000     121,065     621,340          0      84,302     445,116
45........................       225,872      100,000     130,297     867,231          0     101,191     673,509

(1) If premiums are paid more frequently than annually the payments would be $687.78 semiannually, $348.58 quarterly, or $116.75 monthly.

(2) Assumes no policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                       --

        VARIABLE WHOLE LIFE WITH ADDITIONAL PROTECTION INSURANCE POLICY
                 MALE ISSUE AGE 35 -- SELECT UNDERWRITING RISK
      $100,000 VARIABLE WHOLE LIFE PLUS $100,000 ADDITIONAL PROTECTION (1)
                           $1,852 ANNUAL PREMIUM (2)
                     CURRENT CHARGES AND DIVIDEND SCALE (3)
                    DIVIDENDS USED TO INCREASE POLICY VALUE

                                                DEATH BENEFIT (4)                 CASH SURRENDER VALUE (4)
                                       ------------------------------------  -----------------------------------
                           PREMIUM
                         ACCUMULATED       ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS ANNUAL
                            AT 5%          ANNUAL INVESTMENT RETURN OF              INVESTMENT RETURN OF
        END OF          INTEREST PER   ------------------------------------  -----------------------------------
     POLICY YEAR            YEAR           0%          6%          12%          0%          6%          12%
----------------------  -------------  ----------  ----------  ------------  ---------  ----------  ------------
1.....................   $     1,945   $  200,000  $  200,000  $    200,000  $     566  $      642  $        718
2.....................         3,986      200,000     200,000       200,000      1,883       2,120         2,366
3.....................         6,130      200,000     200,000       200,000      3,176       3,661         4,184
4.....................         8,381      200,000     200,000       200,000      4,445       5,268         6,193
5.....................        10,745      200,000     200,000       200,000      5,684       6,941         8,409
6.....................        13,227      200,000     200,000       200,000      6,948       8,736        10,911
7.....................        15,833      200,000     200,000       200,000      8,180      10,599        13,666
8.....................        18,569      200,000     200,000       200,000      9,381      12,536        16,706
9.....................        21,442      200,000     200,000       200,000     10,554      14,554        20,067
10....................        24,459      200,000     200,000       200,934     11,703      16,661        23,789
15....................        41,962      200,000     200,000       212,621     17,916      29,618        50,441
20....................        64,300      200,000     200,000       241,173     23,135      45,605        95,169
25....................        92,810      200,000     200,000       336,998     26,412      64,886       170,059
30 (age 65)...........       129,197      197,611     200,000       508,918     26,852      88,231       293,193
35....................       175,637      181,703     208,065       761,605     23,435     116,769       493,390
40....................       234,907      164,554     224,230     1,134,422     13,028     150,704       812,677
45....................       310,553      105,636     248,441     1,688,177          0     190,531     1,311,072

(1) Additional Protection is guaranteed to be $100,000 for at least 15 years, so long as all premiums are paid when due and all dividends are used to increase Policy Value.

(2) If premiums are paid more frequently than annually the payments would be $945.13 semiannually, $478.52 quarterly, or $160.33 monthly.

(3) Dividends illustrated are based on current scale and experience and are not guaranteed.

(4) Assumes no policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                       --

        VARIABLE WHOLE LIFE WITH ADDITIONAL PROTECTION INSURANCE POLICY
                 MALE ISSUE AGE 35 -- SELECT UNDERWRITING RISK
      $100,000 VARIABLE WHOLE LIFE PLUS $100,000 ADDITIONAL PROTECTION (1)
                           $1,852 ANNUAL PREMIUM (2)
                       MAXIMUM CHARGES AND ZERO DIVIDENDS

                                                   DEATH BENEFIT (3)                CASH SURRENDER VALUE (3)
                                          ------------------------------------  --------------------------------
                              PREMIUM
                            ACCUMULATED       ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
                               AT 5%          ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
         END OF            INTEREST PER   ------------------------------------  --------------------------------
       POLICY YEAR             YEAR           0%          6%          12%          0%         6%         12%
-------------------------  -------------  ----------  ----------  ------------  ---------  ---------  ----------
1........................   $     1,945   $  200,000  $  200,000  $    200,000  $     476  $     552  $      628
2........................         3,986      200,000     200,000       200,000      1,697      1,928       2,168
3........................         6,130      200,000     200,000       200,000      2,886      3,352       3,856
4........................         8,381      200,000     200,000       200,000      4,042      4,826       5,709
5........................        10,745      200,000     200,000       200,000      5,162      6,350       7,741
6........................        13,227      200,000     200,000       200,000      6,303      7,981      10,029
7........................        15,833      200,000     200,000       200,000      7,401      9,660      12,531
8........................        18,569      200,000     200,000       200,000      8,459     11,389      15,273
9........................        21,442      200,000     200,000       200,000      9,470     13,166      18,276
10.......................        24,459      200,000     200,000       200,000     10,436     14,995      21,571
15.......................        41,962      200,000     200,000       206,078     14,773     25,181      43,898
20.......................        64,300      168,059     200,000       224,844     17,179     35,741      78,840
25.......................        92,810      142,118     200,000       267,499     18,124     46,351     134,988
30 (age 65)..............       129,197      125,402     200,000       387,618     16,687     55,416     223,311
35.......................       175,637      115,396     200,000       551,286     10,831     59,300     357,139
40.......................       234,907      109,130     112,417       775,538          0     69,361     555,580
45.......................       310,553      105,636     115,628     1,083,859          0     83,078     841,746

(1) Additional Protection is guaranteed to be $100,000 for at least 15 years, so long as all premiums are paid when due and all dividends are used to increase Policy Value.

(2) If premiums are paid more frequently than annually the payments would be $945.13 semiannually, $478.52 quarterly, or $160.33 monthly.

(3) Assumes no policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                       --

NORTHWESTERN MUTUAL VARIABLE COMPLIFE-REGISTERED TRADEMARK-

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

NORTHWESTERN MUTUAL SERIES FUND, INC.

90-1944 (4/97)

PROSPECTUS

Northwestern                                                BULK RATE
Mutual Life-Registered Trademark-                          U.S. POSTAGE
PO Box 3095                                                    PAID
Milwaukee WI 53201-3095                                   MILWAUKEE, WI
Address Correction Requested                              PERMIT NO. 426

                                     PART II


                       CONTENTS OF REGISTRATION STATEMENT

     This amendment to the registration statement comprises the following papers and documents:

     The facing sheet

     The cross-reference sheet

     The prospectus consisting of 47 pages

     The signatures

     Written consents of the following persons:

          Price Waterhouse LLP (filed herewith as Exhibit 99.C1)

          William C. Koenig, F.S.A. (included in his opinion filed herewith as Exhibit 99.C6)



The following exhibits:

     EX-99.C1  Consent of Price Waterhouse LLP

     EX-99.C6  Opinion and consent of William C. Koenig, F.S.A.

     EX-27     Financial Data Schedule for period ended December 31, 1996



                                   UNDERTAKING

The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Northwestern Mutual Variable Life Account, certifies that it meets all the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 29th day of April, 1997.

                                   NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                                   (Registrant)

                                   By THE NORTHWESTERN MUTUAL LIFE
                                     INSURANCE COMPANY
                                       (Depositor)

Attest: JOHN M. BREMER                  By: JAMES D. ERICSON
        ---------------------------         ------------------------------------
        John M. Bremer, Senior Vice         James D. Ericson, President and
        President, General Counsel          Chief Executive Officer
        and Secretary
                                        By NORTHWESTERN MUTUAL INVESTMENT
                                           SERVICES, INC.
                                           (Depositor)

Attest: MERRILL C. LUNDBERG             By: RICHARD L. HALL
        ------------------------------      ------------------------------------
        Merrill C. Lundberg, Secretary      Richard L. Hall,
                                            President and CEO

     Pursuant to the requirements of the Securities Act of 1933, the depositors have duly caused this amended Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, and their seals to be hereunto affixed, all in the City of Milwaukee, and State of Wisconsin, on the 29th day of April, 1997.
                                        THE NORTHWESTERN MUTUAL LIFE
                                        INSURANCE COMPANY  (Depositor)

Attest: JOHN M. BREMER                  By: JAMES D. ERICSON
        ------------------------------      ------------------------------------
        John M. Bremer, Senior Vice         James D. Ericson, President and
        President, General Counsel          Chief Executive Officer
        and Secretary
                                        NORTHWESTERN MUTUAL INVESTMENT
                                        SERVICES, INC.  (Depositor)

Attest: MERRILL C. LUNDBERG             By: RICHARD L. HALL
        ------------------------------      ------------------------------------
        Merrill C. Lundberg, Secretary      Richard L. Hall,
                                            President and CEO

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the depositor and on the dates indicated:

Signature                          Title
---------                          -----

JAMES D. ERICSON                   Trustee, President and        Dated
------------------------------     Principal Executive and       April 29,
James D. Ericson                   Financial Officer             1997

GARY E. LONG                       Vice President, Controller
------------------------------     and Principal Accounting
Gary E. Long                       Officer

HAROLD B. SMITH*                   Trustee
------------------------------
Harold B. Smith


J. THOMAS LEWIS*                   Trustee
------------------------------
J. Thomas Lewis


PATRICIA ALBJERG GRAHAM*           Trustee
------------------------------
Patricia Albjerg Graham


DONALD J. SCHUENKE*                Trustee
------------------------------
Donald J. Schuenke


R. QUINTUS ANDERSON*               Trustee
------------------------------
R. Quintus Anderson


STEPHEN F. KELLER*                 Trustee                       Dated
------------------------------                                   April 29, 1997
Stephen F. Keller


PIERRE S. du PONT*                 Trustee
------------------------------
Pierre S. du Pont


J. E. GALLEGOS*                    Trustee
------------------------------
J. E. Gallegos


THOMAS I. DOLAN*                   Trustee
------------------------------
Thomas I. Dolan


KATHRYN D. WRISTON*                Trustee
------------------------------
Kathryn D. Wriston


BARRY L. WILLIAMS*                 Trustee
------------------------------
Barry L. Williams


GORDON T. BEAHAM III*              Trustee
------------------------------
Gordon T. Beaham III


DANIEL F. McKEITHAN, JR.*          Trustee
------------------------------
Daniel F. McKeithan, Jr.

ROBERT E. CARLSON*                 Trustee
------------------------------
Robert E. Carlson


EDWARD E. BARR*                    Trustee
------------------------------
Edward E. Barr


ROBERT C. BUCHANAN*                Trustee
------------------------------
Robert C. Buchanan


SHERWOOD H. SMITH, JR.*            Trustee
------------------------------
Sherwood H. Smith, Jr.


H. MASON SIZEMORE, JR.*            Trustee
------------------------------
H. Mason Sizemore, Jr.


JOHN J. STOLLENWERK*               Trustee
------------------------------
John J. Stollenwerk


GEORGE A. DICKERMAN*               Trustee
------------------------------
George A. Dickerman


GUY A. OSBORN*                     Trustee                       Dated
------------------------------                                   April 29, 1997
Guy A. Osborn


JOHN E. STEURI*                    Trustee
------------------------------
John E. Steuri


STEPHEN N. GRAFF*                  Trustee
------------------------------
Stephen N. Graff


BARBARA A. KING*                   Trustee
------------------------------
Barbara A. King



*By: JAMES D. ERICSON
     -------------------------------------
     James D. Ericson, Attorney in fact,
     pursuant to the Power of Attorney
     attached hereto

                                POWER OF ATTORNEY


     The undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY hereby constitute and appoint James D. Ericson and Robert E. Carlson, or either of them, their true and lawful attorneys and agents to sign the names of the undersigned Trustees to (1) the registration statement or statements to be filed under the Securities Act of 1933 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto in connection with variable contracts issued or sold by The Northwestern Mutual Life Insurance Company or any separate account credited therein and (2) the Form 10-K Annual Report or Reports of The Northwestern Mutual Life Insurance Company and/or its separate accounts for its or their fiscal year ended December 31, 1996 to be filed under the Securities Exchange Act of 1934 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto. "Variable contracts" as used herein means any contracts providing for benefits or values which may vary according to the investment experience of any separate account maintained by The Northwestern Mutual Life Insurance Company, including variable annuity contracts and variable life insurance policies. Each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 24th day of July, 1996.



                                   R. QUINTUS ANDERSON            Trustee
                                   -------------------------------
                                   R. Quintus Anderson



                                   EDWARD E. BARR                 Trustee
                                   -------------------------------
                                   Edward E. Barr



                                   GORDON T. BEAHAM III           Trustee
                                   -------------------------------
                                   Gordon T. Beaham III



                                   ROBERT C. BUCHANAN             Trustee
                                   -------------------------------
                                   Robert C. Buchanan



                                   ROBERT E. CARLSON              Trustee
                                   -------------------------------
                                   Robert E. Carlson



                                   GEORGE A. DICKERMAN            Trustee
                                   -------------------------------
                                   George A. Dickerman

                                   THOMAS I. DOLAN                Trustee
                                   -------------------------------
                                   Thomas I. Dolan



                                   PIERRE S. du PONT              Trustee
                                   -------------------------------
                                   Pierre S. du Pont



                                   JAMES D. ERICSON               Trustee
                                   -------------------------------
                                   James D. Ericson



                                   J. E. GALLEGOS                 Trustee
                                   -------------------------------
                                   J. E. Gallegos



                                   STEPHEN N. GRAFF               Trustee
                                   -------------------------------
                                   Stephen N. Graff



                                   PATRICIA ALBJERG GRAHAM        Trustee
                                   -------------------------------
                                   Patricia Albjerg Graham



                                   STEPHEN F. KELLER              Trustee
                                   -------------------------------
                                   Stephen F. Keller



                                   BARBARA A. KING                Trustee
                                   -------------------------------
                                   Barbara A. King



                                   J. THOMAS LEWIS                Trustee
                                   -------------------------------
                                   J. Thomas Lewis



                                   DANIEL F. McKEITHAN, JR.       Trustee
                                   -------------------------------
                                   Daniel F. McKeithan, Jr.



                                   GUY A. OSBORN                  Trustee
                                   -------------------------------
                                   Guy A. Osborn

                                   DONALD J. SCHUENKE             Trustee
                                   -------------------------------
                                   Donald J. Schuenke



                                   H. MASON SIZEMORE, JR.          Trustee
                                   --------------------------------
                                   H. Mason Sizemore, Jr.



                                   HAROLD B. SMITH                Trustee
                                   -------------------------------
                                   Harold B. Smith



                                   SHERWOOD H. SMITH, JR.         Trustee
                                   -------------------------------
                                   Sherwood H. Smith, Jr.



                                   JOHN E. STEURI                 Trustee
                                   -------------------------------
                                   John E. Steuri



                                   JOHN J. STOLLENWERK            Trustee
                                   -------------------------------
                                   John J. Stollenwerk



                                   BARRY L. WILLIAMS              Trustee
                                   -------------------------------
                                   Barry L. Williams



                                   KATHRYN D. WRISTON             Trustee
                                   -------------------------------
                                   Kathryn D. Wriston

                               CONSENT OF ACTUARY


     The Consent of William C. Koenig, F.S.A., is contained in his opinion filed as Exhibit 99.C6.







                       CONSENT OF INDEPENDENT ACCOUNTANTS


     The Consent of Price Waterhouse LLP is filed as Exhibit 99.C1.

                                  EXHIBIT INDEX
                          EXHIBITS FILED WITH FORM S-6
                        POST-EFFECTIVE AMENDMENT NO. 2 TO
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                       FOR
                      NORTHWESTERN MUTUAL VARIABLE COMPLIFE


Exhibit Number                Exhibit Name
--------------                ------------

EX-99.C1                      Consent of Price Waterhouse LLP.

EX-99.C6                      Opinion of William C. Koenig, F.S.A.

EX-27                         Financial Data Schedule for period ended December
                              31, 1996.